Execution Version

NOTE PURCHASE AGREEMENT

by and among

KONATEL, INC.

as Company,

CCUR HOLDINGS, INC.

as Collateral Agent

and

the Purchasers from time to time party hereto

Dated as of June 14, 2022

TABLE OF CONTENTS

Page

ARTICLE 1 DEFINITIONS

1

1.1

Definitions

1

ARTICLE 2 TERM LOANS

11

2.1

Purchase, Sale and Issuance of the Notes

11

2.2

Fees Payable

11

2.3

Closing

12

ARTICLE 3 INTEREST AND PAYMENTS

12

3.1

Interest

12

3.2

Redemption of Notes

12

3.3

Manner of Payment

14

ARTICLE 4 CONDITIONS TO THE OBLIGATIONS OF THE PURCHASERS

15

4.1

Conditions to the Obligations of the Purchasers to Purchase the Notes on the

Closing Date                                                                                                                  15

ARTICLE 5 CONDITIONS TO OBLIGATIONS OF THE LOAN PARTIES

16

5.1

Representations and Warranties

16

5.2

Compliance with this Agreement

16

ARTICLE 6 REPRESENTATIONS AND WARRANTIES OF THE LOAN PARTIES

16

6.1

Existence and Power

16

6.2

Corporate Authorization; No Contravention

17

6.3

Governmental Authorization; Third Party Consents

17

6.4

Binding Effect

17

6.5

Litigation

17

6.6

Compliance with Laws

18

6.7

No Default or Breach

18

6.8

Title to Properties

18

6.9

Absence of Certain Changes

18

6.10

Taxes

18

6.11

Financial Condition

19

6.12

Absence of Material Adverse Effect

20

6.13

[Reserved]

20

6.14

Investment Company/Government Regulations

20

6.15

Subsidiaries

20

6.16

Capitalization

20

6.17

Private Offering

20

6.18

Broker’s, Finder’s or Similar Fees

21

6.19

Labor Relations

21

6.20

Employee Benefit Plans

21

i

6.21

Intellectual Property

21

6.22

Potential Conflicts of Interest

22

6.23

Specified Licenses

22

6.24

Debt

23

6.25

Material Contracts

23

6.26

Insurance

23

6.27

Solvency

24

6.28

Licenses and Approvals

24

6.29

OFAC

24

6.30

Disclosure

24

6.31

No Default

24

6.32

Government Contracts

24

ARTICLE 7 REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

24

7.1

Authorization; No Contravention

24

7.2

Binding Effect

24

7.3

No Legal Bar

24

7.4

Securities Laws

24

7.5

Governmental Authorization; Third Party Consent

25

ARTICLE 8 AFFIRMATIVE COVENANTS

25

8.1

Delivery of Financial and Other Information

25

8.2

Use of Proceeds

27

8.3

Notice of Default

27

8.4

Conduct of Business

27

8.5

Taxes and Claims

28

8.6

Insurance

28

8.7

Compliance with Laws

28

8.8

Maintenance of Properties

28

8.9

Audits and Inspection

28

8.10

Issue Taxes

29

8.11

Employee Benefit Plans.

29

8.12

Regulatory Compliance

29

8.13

Specified Licenses

29

8.14

Delivery of Information by Holders

29

8.15

Execution of Supplemental Documents

29

8.16

Minimum Working Capital Requirement

29

8.17

Post Closing Covenants

30

8.18

Further Assurances

30

ARTICLE 9 NEGATIVE COVENANTS

30

9.1

Limitations on Debt.

30

9.2

Liens.

30

9.3

Restricted Payments

31

9.4

Loans

31

9.5

Investments

31

9.6

Mergers, Consolidations, Sales

32

9.7

Subsidiaries

32

9.8

Amendment to Organizational Documents

33

9.9

Restrictive Agreements

33

9.10

Capital Expenditures

33

9.11

Transactions with Affiliates

33

9.12

Additional Negative Pledges

33

9.13

Use of Proceeds

33

9.14

Fiscal Year and Accounting Changes

33

9.15

Disposition of Assets

34

9.16

No Settlement

34

ARTICLE 10 AGENCY PROVISIONS

34

10.1

Appointment and Authority

34

10.2

Rights as a Holder

34

10.3

Exculpatory Provisions; Indemnification

34

10.4

Reliance

35

10.5

Delegation of Duties

35

10.6

Resignation of the Collateral Agent

36

10.7

Collateral Matters

36

10.8

Sharing of Collateral

36

10.9

Erroneous Payments

36

ARTICLE 11 EVENTS OF DEFAULT

39

11.1

Events of Default

39

11.2

Acceleration

41

11.3

Set-Off

41

11.4

Cumulative Remedies

41

ARTICLE 12 INDEMNIFICATION

42

12.1

Indemnification

42

12.2

Procedure; Notification

42

ARTICLE 13 MISCELLANEOUS

43

13.1

Survival of Representations and Warranties

43

13.2

Notices

43

13.3

Successors and Assigns

44

13.4

Amendment and Waiver

44

13.5

Signatures; Counterparts; Electronic Execution

45

13.6

Headings

45

13.7

GOVERNING LAW

45

13.8

JURISDICTION, JURY TRIAL WAIVER, ETC

45

13.9

Severability

46

13.10

Rules of Construction

46

13.11

Entire Agreement

46

13.12

Certain Expenses

46

13.13

Publicity

47

13.14

Further Assurances

47

13.15

No Strict Construction

47

13.16

Confidentiality

47

Exhibits

A

Form of Note

B

Form of Budget and Compliance Certificate

NOTE PURCHASE AGREEMENT

NOTE PURCHASE AGREEMENT, dated as of June 14, 2022, by and among KONATEL, INC., a Delaware corporation (the “Company”), CCUR HOLDINGS, INC., a Delaware corporation as collateral agent (in such capacity, “Collateral Agent”) and CCUR HOLDINGS, INC. and SYMBOLIC LOGIC, INC. (each, a “Purchaser” and collectively, the “Purchasers”).

STATEMENT OF PURPOSE:

WHEREAS, the Company wishes to sell to the Purchasers, and the Purchasers wish to purchase on the terms and conditions set forth herein, senior secured promissory notes issued by the Company to the Purchasers in an aggregate principal amount of $3,150,000, substantially in the form of Exhibit A hereto; and

WHEREAS, the Company is willing to secure all of the Obligations by granting to the Collateral Agent, for the benefit of the Holders, a Lien upon substantially all of its assets subject to any limitations set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1
DEFINITIONS

1.1

Definitions.  As used in this Agreement, the following terms have the meanings indicated:

“Affiliate” means, with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such Person, including without limitation (a) with respect to any such Person that is an entity, any general partner, managing member, officer or director of such Person or any venture capital fund now or hereafter existing that is controlled by one or more general partners or managing members of, or shares the same management company with, such Person and (b) with respect to any such Person that is an individual including, without limitation, such individual’s spouse, lineal ancestors, lineal blood or adopted descendants, and any trust or other estate planning vehicle for any of their benefit or any entity in which only such persons own equity interests.  A Person shall be deemed to control another Person if the controlling Person owns ten percent (10%) or more of any class of voting securities (or other ownership interests) of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of Capital Stock, by contract or otherwise.  None of the Collateral Agent, Purchaser, the Holders nor any of their respective Affiliates shall be, or be deemed to be, an Affiliate of any Loan Party.

“Agreement” means this Note Purchase Agreement, including the exhibits and schedules attached hereto, as the same may be amended, supplemented or modified in accordance with the terms hereof.

“Applicable Insolvency Laws” means the United States Bankruptcy Code (11 USC § 101, et seq.) and all other liquidation, bankruptcy, assignment for the benefit of creditors, conservatorship, moratorium, receivership, insolvency, rearrangement, reorganization or similar debtor relief laws of the

United States or any political subdivision thereof or other applicable jurisdictions in effect from time to time.

“Asset Disposition” means any sale, lease, license, transfer, assignment or other consensual disposition by any Loan Party or any Subsidiary of any asset in an amount in excess of $50,000 in the aggregate, but excluding (i) dispositions of inventory or used, obsolete, worn-out or surplus equipment, all in the ordinary course of the Loan Parties’ business, (ii) dispositions of Cash and Cash Equivalents, and (iii) sales, transfers and other dispositions of accounts receivable in connection with the compromise, settlement or collection thereof in the ordinary course of the Loan Parties’ business.

“Assignment of Claims Act” means, collectively, the Assignment of Claims Act of 1940, as amended, any applicable rules, regulations and interpretations issued pursuant thereto and any amendments to any of the foregoing.

“Board” means the board of directors of the Company.

“Budget” means revenue, income statement and cash flow budgets and projections for the Company and its Subsidiaries, in each case, (i) prepared by management of the Company in good faith based upon reasonable assumptions, (ii) consistent in scope with the Financial Statements referred to in Section 6.11 and (iii) in form and substance reasonably satisfactory to the Required Holders.

“Budget and Compliance Certificate” means a budget and compliance certificate in the form attached hereto as Exhibit B.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in the State of New York are authorized or required by law or executive order to close.

“Capital Expenditure” means any expenditure for any purchase or other acquisition of any asset which would be classified as a fixed or capital asset on a balance sheet prepared in accordance with GAAP (including, without limitation, the capitalized portion of any software development costs), excluding (a) the cost of assets acquired pursuant to Capitalized Leases, (b) expenditures of insurance proceeds (or other similar recoveries) to rebuild or replace any asset after a casualty loss or cash awards of compensation arising from the taking of eminent domain or condemnation (c) leasehold improvement expenditures for which the Person is reimbursed promptly by the lessor.

“Capital Stock” means (a) any capital stock, partnership, membership, joint venture or other ownership or equity interest, participation or securities (whether voting or non-voting, whether preferred, common or otherwise), and (b) any option, warrant, security or other right (including Debt securities or other evidence of Debt) directly or indirectly convertible into or exercisable or exchangeable for, or otherwise to acquire directly or indirectly, any capital stock, partnership, membership, joint venture or other ownership or equity interest, participation or security described in clause (a) above.

“Capitalized Lease” of a Person means any lease of Property by such Person as lessee which would be capitalized on a balance sheet of such Person prepared in accordance with GAAP.

“Capitalized Lease Obligations” of any Person shall mean the amount of the obligations of such Person under Capitalized Leases which would be shown as a liability on a balance sheet of such Person prepared in accordance with GAAP.

“Cash” means the currency of the United States of America.

“Cash Equivalents” means (a) short-term obligations of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof, (b) commercial paper rated A-1 or better by Standard & Poor’s or P-1 or better by Moody’s, (c) demand deposit accounts maintained in the ordinary course of business, and (d) certificates of deposit issued by and time deposits with commercial banks (whether domestic or foreign) having capital and surplus in excess of $100,000,000; provided in each case that the same provides for payment of both principal and interest (and not principal alone or interest alone) and is not subject to any contingency regarding the payment of principal or interest.

“CERCLA” means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

“Change of Control” means (i) the consummation of a merger, consolidation, reorganization, sale of Capital Stock by the Company or any holder of the Company’s Capital Stock, sale or other disposition of all or substantially all of the assets of the Company that results in (A) any change in the selection or composition of a majority of the Board as in effect on the Closing Date or (B) any person or “group” (within the meaning of Rules 13d-3 and 13d-5 of the Exchange Act) shall directly or indirectly own or control in excess of fifty percent (50%) of the economic or voting interests of the Company that does not, as of the Closing Date, directly or indirectly, own or control in excess of 50% of the voting interests of the Company or (ii) the failure of the Company to beneficially own and control, directly or directly, in the same manner it owns on the Closing Date all of the Capital Stock of its Subsidiaries (other than any Excluded Subsidiary that is dissolved in accordance with Section 8.4) on the Closing Date and the Specified License Subsidiaries.

“Claims Assignment” means an assignment in a form approved by the Required Holders, properly completed and signed by an officer of the Company.

“Closing” has the meaning assigned to that term in Section 2.3.

“Closing Date” has the meaning assigned to that term in Section 2.3.

“Code” means the Internal Revenue Code of 1986, as amended, or any successor statute thereto.

“Collateral” has the meaning set forth in the Security Agreement.

“Collateral Documents” means the Security Agreement, the Intellectual Property Security Agreements, each deposit account control agreement and each other agreement or writing pursuant to which the Company or any Subsidiary thereof purports to pledge or grant a security interest in any property or assets securing the Obligations, or any such Person purports to guarantee the payment and/or performance of the Obligations, in each case, as amended, restated, supplemented or otherwise modified from time to time.

“Commission” means the U.S. Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act.

“Company” has the meaning given to that term in the preamble hereof and shall extend to all permitted successors and assigns of such Person.

“Confidential Information” means all information disclosed by a Loan Party that (a) relates to such Loan Party’s business, properties, liabilities (other than the Obligations), technology, Intellectual Property assets, trade secrets, inventions, know-how, software programs, software source documents, financial or business plans, financial projections and affairs, employment arrangements, financial statements, internal management tools and systems, products and product development plans, marketing plans, customers, clients and contracts, and (b) to the extent such information is provided following the Closing Date (other than information provided as required by the terms of this Agreement, which shall be deemed to be Confidential Information), is designated by such Loan Party as confidential by means of appropriate markings.  Confidential Information will not include any information or data (i) that has become publicly known through no wrongful act of the recipient of such information, (ii) has been received by the recipient from a third party not known by the recipient to be under any obligation of confidentiality to a Loan Party without breach by the recipient of this Agreement or any other agreement with any Loan Party, or (iii) has been approved for release by written authorization of such Loan Party.

 “Contractual Obligations” means as to any Person, any provision of any security issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument or arrangement (whether in writing or otherwise), other than a Note Document, to which such Person is a party or by which it or any of such Person’s property is bound.

“Debt” of any Person means, without duplication, (a) all indebtedness of such Person for borrowed money; (b) all obligations issued, undertaken or assumed by such Person as the deferred purchase price of property or services (other than trade payables entered into in the ordinary course of business on ordinary terms); (c) all obligations of such Person evidenced by notes, bonds, debentures or similar instruments; (d) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property); (e) all Capitalized Lease Obligations of such Person; (f) all indebtedness of such Person referred to in clauses (a) through (e) above secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including accounts and contracts rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Debt (it being understood that if such Person has not assumed or otherwise become personally liable for any such Debt, the amount of the Debt of such Person in connection therewith shall be limited to the lesser of the face amount of such Debt or the fair market value of all property of such Person securing such Debt); and (g) all guaranties of such Person of any Debt of another Person.

“Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

“Default Rate” has the meaning given to that term in Section 3.1(c).

“Distributions” by a Person means (a) dividends or other distributions on any now or hereafter outstanding Capital Stock of such Person, (b) the redemption, repurchase, defeasance or acquisition of such Capital Stock or of warrants, rights or other options to purchase such Capital Stock, and (c) any loans or advances (other than salaries, bonuses or reimbursement of employee expenses in the ordinary course of business), to any stockholder(s), partner(s) or member(s) of such Person.

“EIDL Loan” means the obligations under that certain Loan Authorization and Agreement dated June 20, 2020, by and between the Company and the U.S. Small Business Administration and each other agreement or other document executed in connection therewith.

“Environmental Laws” means any and all federal, state, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, plans, injunctions, Licenses, concessions, grants, franchises, agreements and other governmental restrictions relating to (a) the protection of the environment, (b) the effect of the environment on human health, (c) emissions, discharges or releases of pollutants, contaminants, hazardous substances or wastes into surface water, ground water, air or land, or (d) the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, hazardous substances or wastes or the clean-up or other remediation thereof, including, without limitation, the Clean Air Act, 42 U.S.C. § 7401 et seq., the Clean Water Act, 33 U.S.C. § 1251 et seq., the Solid Waste Disposal Act (as amended by the Resource Conservation and Recovery Act), 42 U.S.C. § 6901 et seq., and CERCLA.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended and the rules and regulations promulgated thereunder.

“ERISA Affiliate” means a corporation that is or was a member of a controlled group of corporations with the Company within the meaning of Section 4001(a) or (b) of ERISA or Section 414(b) of the Code, a trade or business (including a sole proprietorship, partnership, trust, estate or corporation) that is under common control with any Loan Party within the meaning of Section 414(m) of the Code, or a trade or business which together with any Loan Party is treated as a single employer under Section 414(o) of the Code.

“Erroneous Payment” has the meaning assigned to it in Section 10.9(a).

“Erroneous Payment Deficiency Assignment” has the meaning assigned to it in Section 10.9(d)(i).

“Erroneous Payment Impacted Class” has the meaning assigned to it in Section 10.9(d)(i).

“Erroneous Payment Return Deficiency” has the meaning assigned to it in Section 10.9(d)(i).

“Erroneous Payment Subrogation Rights” has the meaning assigned to it in Section 10.9(e).

“Event of Default” has the meaning assigned to that term in Section 11.1.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Excluded Subsidiary” means Konatel, Inc., a Nevada corporation, for so long as it does not conduct any material activities or hold any material assets.

“Extraordinary Receipt” means any Cash received by or paid to or for the account of any Loan Party not in the ordinary course of business (and not consisting of proceeds described in any of Section 3.2(d)(ii), (iii), or (iv)).

“Final Maturity Date” has the meaning given that term in Section 3.2(a).

“Financial Statement” has the meaning given that term in Section 6.11(a).

“First Extension Option” has the meaning given that term in Section 3.2(a).

“First Extension Maturity Date” has the meaning given that term in Section 3.2(a).

“Fiscal Quarter” means in respect of a date as of which the applicable financial covenant is being calculated or financial report is being furnished, any fiscal quarter of a Fiscal Year (currently the three month periods ending on or about each March 31, June 30, September 30 and December 31 annually).

“Fiscal Year” means the fiscal year for financial accounting and reporting purposes of the Company (currently the fiscal year ending December 31).

“Funded Debt” means, as of any date of determination, all outstanding Debt of the types described in clauses (a), (b), (c), (d) and (f) of the definition of “Debt” as of such date.

“GAAP” means generally accepted accounting principles in effect within the United States from time to time, consistently applied, not giving effect to FASB ASC 842.

“Government” means the United States government or any agency, department or instrumentality thereof.

“Government Contract” means a Government Prime Contract or a Government Subcontract.

“Government Prime Contract” means any written agreement, commitment, contract or instrument or other binding arrangement between the Company and the Government where the Company is the prime contractor.

“Government Subcontract” means any written agreement, commitment, contract or instrument or other binding arrangement between the Company and any Person that is the prime contractor under a related contract with the Government where the Company is a subcontractor of such prime contractor.

“Governmental Authority” means the government of any nation, state, city, locality or other political subdivision of any thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, regulation or compliance, including, without limitation, any federal, state or local public utility commission, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

“Guarantor(s)” means each of the Company’s Subsidiaries (other than any Excluded Subsidiary) and each other Person, if any, that executes the Security Agreement, a guaranty or other similar agreement in favor of Collateral Agent, for ratable benefit of the Holders, in connection with the transactions contemplated by this Agreement and the other Note Documents.

“Hedging Agreement” means any rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging agreement.

“Holder” means each holder of a Note hereunder.

“Indemnified Party” has the meaning given to that term in Section 12.1.

“Initial Maturity Date” has the meaning given to that term in Section 3.2(a).

“Insolvency Proceeding” means, with respect to any Person, (a) any case, action or proceeding with respect to such Person before any court or other governmental authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors (including any proceeding under the United States Bankruptcy Code or any Applicable Insolvency Law) or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors, or other, similar arrangement in respect of such Person’s creditors generally or any substantial portion of such creditors.

“Intellectual Property” has the meaning ascribed to such term in the Security Agreement.

“Interest Property License” has the meaning given to that term in Section 6.22(f).

“Intellectual Property Security Agreement” means each trademark security agreement, patent security agreement and copyright security agreement, between any Loan Party and the Collateral Agent, as amended, restated, supplemented or otherwise modified from time to time.

“Interest Rate” has the meaning given to that term in Section 3.1(a).

“Liabilities” has the meaning given to that term in Section 12.1.

“Licenses” means all licenses, permits, authorizations, determinations, and registrations issued by any Governmental Authority to any Loan Party or any Subsidiary in connection with the conduct of its business.

“Lien” means any security interest, mortgage, deed of trust, pledge, hypothecation, assignment, license, charge or deposit arrangement, encumbrance, lien (statutory or other) or preferential arrangement of any kind or nature whatsoever in respect of any property (including those created by, arising under or evidenced by any conditional sale or other title retention agreement, the interest of a lessor under a capital lease,  or any financing lease having substantially the same economic effect as any of the foregoing, but not including the interest of a lessor under an operating lease and including any exclusive or non-exclusive license of Intellectual Property).

“Loan Parties” means the Company and each Guarantor.

“Major Casualty Proceeds” means (i) the aggregate insurance proceeds received in Cash connection with one or more related events under any property insurance policy or business interruption insurance policy or (ii) any award or other compensation received in Cash with respect to any eminent domain, condemnation of property or similar proceedings (or any transfer or disposition of property in lieu of condemnation), if the amount of such aggregate insurance proceeds or award or other compensation exceeds $50,000, in each case, less (a) any out-of-pocket fees, costs and expenses reasonably incurred by the Company or any Subsidiary in connection therewith, (b) the amount of any Debt secured by a Permitted Lien on the related asset and discharged from the proceeds of such event, (c) any Taxes paid or reasonably estimated by the applicable Loan Party or Subsidiary to be payable by such Person as a consequence of such event (provided, that if the actual amount of Taxes actually paid is less than the estimated amount, the difference shall immediately constitute Major Casualty Proceeds) and (d) the amount of any reserve established in accordance with GAAP (provided that such reserved amounts shall be Major Casualty Proceeds to the extent and at the time of any reversal (without the satisfaction of any applicable liabilities in a corresponding amount) of any such reserve).

“Material Adverse Effect” means an effect that results in or causes (a) a material adverse change in, or a material adverse effect upon, the assets, liabilities, business, properties, operations, or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole, (b) a material adverse effect upon the legality, validity, binding effect or enforceability against the Company or any of its Subsidiaries of any Note Document or (c) material adverse effect upon the validity of any Specified License or any Intellectual Property of the Company or its Subsidiaries or any of the Company’s or its Subsidiaries’ rights or interests in respect thereof or thereto, including but not limited to as a result of an adverse order, determination or decision by a Governmental Authority.

“Material Contract” means each Material Carrier Contract, Material Revenue Contract and Specified License.

“Material Carrier Contract” means those certain carrier contracts set forth on Schedule 1.1(a).

“Material Revenue Contract” means as of any date of determination, any written contracts, agreements, commitments and other Contractual Obligations of any Loan Party that accounts for five percent (5%) or more of the revenue of the Loan Parties, taken as a whole, over the twelve-month trailing period ending on such date.

“Maturity Date” means the Initial Maturity Date, unless the Company has exercised the First Extension Option or Second Extension Option pursuant to Section 3.2(a), in which case it shall mean the First Extension Maturity Date or Second Extension Maturity Date, as applicable.

“Moody’s” means Moody’s Investors Service, Inc.

“Net Cash Proceeds” means, with respect to any transaction or event, an amount equal to the Cash proceeds received by any Loan Party (or any Subsidiary) from or in respect of such transaction or event (including Cash proceeds of any non-Cash proceeds of such transaction), less (i) any out-of-pocket expenses paid to a Person that are reasonably incurred by such Loan Party or Subsidiary in connection therewith, (ii) amount of any reserve established (provided that such reserved amounts shall be Net Cash Proceeds to the extent and at the time of any reversal (without the satisfaction of any applicable liabilities in a corresponding amount) of any such reserve) and (iii) taxes paid or payable or reasonably estimated to be paid or payable as a result thereof in that year or the next succeeding year.

“Notes” has the meaning given to that term in Section 2.1(a).

“Note Documents” means this Agreement, the Notes, the Collateral Documents and each other agreement, document or certificate delivered pursuant to this Agreement or the Notes, in each case, as amended, restated, supplemented or otherwise modified from time to time.

“Obligations” means all obligations of every nature of the Company or any other Loan Party, as applicable, from time to time owed to the Collateral Agent or any Holder under the Note Documents, whether for principal, interest, fees, expenses, indemnification or otherwise; provided, however, for the avoidance of doubt, no obligations owing by any Loan Party to any Holder or any Affiliate of any Holder, or their respective successors or assigns, in respect of or pursuant to any equity investment made by any Holder or any Affiliate of any Holder, or their respective successors and assigns, in the Company or any other Loan Party shall be included in the Obligations.

“OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control.

“Organizational Documents” means the limited liability company agreement or bylaws (as applicable), certificate or articles of formation or certificate or articles of incorporation (as applicable), shareholders’ agreement, membership agreement or any other agreements among equity holders that are known to the Company, and other similar organizational and governing documents of the Company and its Subsidiaries.

“Origination Fee” has the meaning given to that term in Section 2.2(b).

“Payment Recipient” has the meaning assigned to it in Section 10.9(a).

“Permitted Liens” means those Liens permitted pursuant to Section 9.2.

“Person” means any individual, firm, corporation, limited liability company, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, Governmental Authority or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

“Premium” has the meaning given to that term in Section 3.2(d)(v).

“Pro Forma Balance Sheet” has the meaning set forth in Section 6.1.

“Property” of a Person means any and all property, whether real, personal, tangible, intangible, or mixed, of such Person, or other assets owned, leased or operated by such Person.

“Purchase Price” has the meaning given to that term in Section 2.1.

“Purchaser(s)” has the meaning given to that term in the preamble hereof.

“Related Person(s)” means, with respect to any Person, each Affiliate of such Person and each director, officer, employee, agent, trustee, representative, attorney, accountant and each insurance, environmental, legal, financial and other advisor and other consultants and agents of or to such Person or any of its Affiliates.

“Reportable Event” means a reportable event as defined in Section 4043 of ERISA and the regulations issued under such section, with respect to a Plan, excluding, however, such events as to which the PBGC has by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within thirty (30) days of the occurrence of such event; provided, however, that a failure to meet the minimum funding standard of Section 412 of the Code and of Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any such waiver of the notice requirement in accordance with either Section 4043(a) of ERISA or Section 412(d) of the Code.

“Required Holders” means the Holders of at least fifty-one percent (51%) of the outstanding principal balance of the Notes.

“Requirements of Law” means as to any Person, provisions of the Organizational Documents of such Person, or any law, treaty, code, rule, regulation, right, privilege, qualification, License or franchise or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to such Person or any of such Person’s property or to which such Person or any of such Person’s property is subject or pertaining to any or all of the transactions contemplated or referred to herein.

“Sanctioned Entity” means (a) an agency of the government of, (b) an organization directly or indirectly controlled by, or (c) a Person resident in a country that is subject to a sanctions program identified on the list maintained by OFAC and available at http://www.treas.gov/offices/enforcement/ofac/programs, or as otherwise published from time to time as such program may be applicable to such agency, organization or person.

“Sanctioned Person” means a Person named on the list of Specially Designated Nationals or Blocked Persons maintained by OFAC available at http://www.treas.gov/offices/
enforcement/ofac/sdn/index.html, or as otherwise published from time to time.

“Second Extension Option” has the meaning given that term in Section 3.2(a).

“Second Extension Maturity Date” has the meaning given that term in Section 3.2(a).

“Securities Act” means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations thereunder as the same shall be in effect at the time.

“Security Agreement” means the Guarantee and Security Agreement dated as of the date hereof, among the Loan Parties, the Collateral Agent, and the other parties thereto, as amended, restated, supplemented or otherwise modified from time to time.

“Solvent” means, with respect to any Person that (a) the assets and the property of such Person exceed the aggregate liabilities (including contingent and unliquidated liabilities) of such Person, (b) after giving effect to the transactions contemplated by this Agreement and the other Note Documents, such Person will not be left with unreasonably small capital, and (c) after giving effect to the transactions contemplated by this Agreement and the other Note Documents, such Person is able to both service and pay its liabilities as they mature.  In computing the amount of contingent or unliquidated liabilities at any time, such liabilities will be computed as the amount that, in light of all the facts and circumstances existing at such time, represents the amount that is likely to become an actual or matured liability.

“Specified License(s)” has the meaning set forth in Section 6.23.

“Specified License Subsidiary” has the meaning given to that term in Section 9.6.

“Standard and Poor’s” means Standard and Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc. and any successor thereto.

“Subsidiary” means, with respect to any Person, a corporation or other entity of which more than fifty percent (50%) of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person.

“Tax” means (a) any federal, state, local or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs duties, capital stock, franchise profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on-minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto and (b) liability for the payment of any amounts of the type described in clause (a) as a transferee or successor, by contract, from any express or implied obligation to indemnify or otherwise assume or succeed to the liability of any other Person, or otherwise.

“Tax Return” means any return, declaration, report, or information return or statement relating to Taxes required to be filed with a Governmental Authority responsible for the administration of Taxes, including any schedule or attachment thereto, and including any amendment thereof.

“Transactions” means, collectively, (a) the issuance of the Notes and (b) the payment of all fees and expenses in connection therewith.

“Working Capital” means with respect to the Company and its Subsidiaries, as of any period of determination, (i) current assets (other than Cash and amounts due from related parties), plus unbilled revenue and deferred costs, less (ii) current liabilities (other than amounts due to related parties, lines of credit with related parties, notes payable and liabilities arising from the Obligations hereunder) and deferred revenue.

ARTICLE 2
TERM LOANS

2.1

Purchase, Sale and Issuance of the Notes.  Subject to the terms and conditions herein set forth, on the Closing Date, the Company will issue to the Purchasers, and each Purchaser will acquire, severally and not jointly, from the Company senior secured promissory notes (the “Notes”) in the principal amount set forth to such Purchaser’s name on Schedule 2.1 hereto, in the aggregate principal amount of $3,150,000 (the “Purchase Price”).

2.2

Fees Payable.

(a)

Reimbursement of Expenses.  At the Closing, the Company agrees to reimburse the Purchasers’ reasonable and documented fees and expenses (including, without limitation, fees, charges and disbursements of professionals and consultants, and other out-of-pocket expenses) incurred in connection with (i) the negotiation and execution and delivery of this Agreement and the Note Documents, (ii) Purchasers’ due diligence investigation, and (iii) the other transactions contemplated by this Agreement and the Note Documents (including filings or other actions required to perfect the security interests granted under the Collateral Documents), which, in the case of the Purchasers’ legal fees prior to the Closing Date, shall not exceed $50,000.

(b)

Origination Fee.  At Closing, the Company shall pay to the Purchasers a fee in the amount set forth to such Purchaser’s name on Schedule 2.1 hereto and in the aggregate amount of ninety four thousand five hundred dollars ($94,500) (the “Origination Fee”), which shall be non-refundable and fully earned on the Closing Date, and the Company hereby authorizes Purchasers to withhold their respective portion of the Origination Fee from the delivery of their respective portion of the Purchase Price.

2.3

Closing.  The purchase and issuance of the Notes shall take place at the closing (the “Closing”) on the date hereof (the “Closing Date”).  At the Closing, the Company shall deliver each Note to the applicable Purchaser, and such Purchaser shall deliver its respective portion of the Purchase Price, which is payable by wire transfer of immediately available funds.

ARTICLE 3
INTEREST AND PAYMENTS

3.1

Interest.

(a)

Interest Rate; Payments.  Interest on the sum of the outstanding principal amount of the Notes shall accrue from the Closing Date until full and final repayment of the principal amount of such Note and the payment of all interest in full at the rate of fifteen percent (15%) per annum (the “Interest Rate”), payable in cash, monthly in arrears (on the dates provided in the immediately succeeding sentence) and computed on the basis of the actual number of days elapsed and a 360-day year.  On the first Business Day of each calendar month in which any Note is outstanding, commencing with the calendar month beginning on July 1, 2022, the Company shall pay in arrears in cash by automatic bank draft or wire transfer of immediately available funds accrued interest on the outstanding principal amount of each such outstanding Note in an amount equal to the interest which is currently payable in cash hereunder as set forth above (each date upon which interest shall be so payable, an “Interest Payment Date”).

(b)

Default Rate of Interest.  Notwithstanding the foregoing provisions of this Section 3.1, but subject to any applicable Requirement of Law, during the occurrence of any Event of Default, upon notice from the Required Holders (which notice shall not be required in connection with an Event of Default pursuant to Sections 11.1(a), (h) or (i)), the outstanding principal amount of the Note shall bear interest from the date such Event of Default occurred until such Event of Default is cured or waived at a rate equal to the sum of (i) the Interest Rate plus (ii) an additional five percent (5%) per annum (the “Default Rate”). The portion of the Default Rate in excess of the Interest Rate shall be payable in cash on demand.

(c)

No Usurious Interest.  In the event that any interest rate(s) provided for in this Section 3.1, shall be determined to exceed any limitation on interest under any applicable Requirement of Law, such interest rate(s) shall be computed at the highest rate permitted by such Requirement of Law.  Any payment by the Company of any interest amount in excess of that permitted by law shall be considered a mistake, with the excess being applied to the principal amount of the affected Notes without prepayment premium or penalty, provided that if no such principal amount is outstanding, such excess shall be returned to the Company.

3.2

Redemption of Notes.

(a)

Maturity Date.  The Company shall redeem the Notes on June 14, 2023 (the “Initial Maturity Date”), by payment in Cash in full of the entire outstanding principal balance thereof, together with any unpaid interest accrued thereon to such date; provided, that, if no Event of Default has occurred and is continuing and Company has paid all accrued interest, the Company may elect to extend (the “First Extension Option”) the Initial Maturity Date by an additional six (6) months (the “First Extension Maturity Date”); provided, further that, if no Event of Default has occurred and is continuing and Company has paid all accrued interest, the Company may elect to extend (the “Second Extension Option” and together with the First Extension Option, each an “Extension Option”) the First Extension Maturity Date by an additional six (6) months (the “Second Extension Maturity Date”).  Each Extension Option may be exercised by the Company by delivery of a notice to the Holders on or prior to the date that is forty five (45) days prior to the Initial Maturity Date or the First Extension Maturity Date, as applicable, together with a payment in an amount equal to one and a half percent (1.50%) of the outstanding principal amount of the Notes as of the date of such notice (each, an “Extension Fee”) paid together with the delivery of such notice.  Each Extension Fee shall be non-refundable and fully earned on the date paid.

(b)

Prepayment; Prepayment Premium.  The Company may prepay or redeem the Notes, in whole or in part, subject to the payment of the Premium (if applicable).

(c)

Optional Redemption by the Holders.  Upon the occurrence of (i) a Change of Control (and concurrent with the closing of any such transaction), (ii) [reserved] or (iii) a sale of all or substantially all of the Company and its Subsidiaries’ assets, each Holder may elect to sell to the Company and the Company shall be required to purchase all Notes held by such Holder in full by payment of an amount equal to (A) the unpaid principal balance thereof, plus (B) all unpaid interest accrued thereon through the date of redemption, plus (C) all outstanding and unpaid fees and expenses payable by the Company to such Holder through the date of redemption, plus (D) the Premium (if applicable).

(d)

Mandatory Prepayments.  The Company shall prepay the Notes in the following amounts and at the following times, including the Premium (if applicable).

(i)

Casualty and Other Insurance Proceeds.  Within five (5) Business Days after any Loan Party or any Subsidiary (or Collateral Agent as loss payee or assignee) receives any Major Casualty Proceeds, an amount equal to one hundred percent (100%) of such Major Casualty Proceeds.

(ii)

Asset Disposition Proceeds.  Within five (5) Business Days after any Loan Party or any Subsidiary receives the proceeds of any Asset Disposition, the Company shall prepay the Notes in an amount equal to one hundred percent (100%) of the Net Cash Proceeds of such Asset Disposition.

(iii)

Debt Financing Proceeds.  Within five (5) Business Days after any Loan Party or any Subsidiary receives the proceeds of any financings by the issuance of Debt, the Company shall prepay the Notes in an amount equal to one hundred percent (100%) of the Net Cash Proceeds of such financing.

(iv)

Extraordinary Receipts.  Within five (5) Business Days of the receipt by any Loan Party or any Subsidiary of any Extraordinary Receipt, in an amount equal to the Net Cash Proceeds of such Extraordinary Receipt.

(v)

Premium.  In the event that on or prior to March 14, 2023 (i) the Obligations are accelerated (whether pursuant to the terms of this Agreement, by operation of law, or otherwise), (ii) an Event of Default occurs under Section 11.1(h) or 11.1.(i) or (iii) any payment, prepayment or repayment of the principal amount of the Notes or any Obligations, or (iv) the Notes cease to be outstanding by prepayment or otherwise, then, on the effective date of such acceleration, Event of Default, payment, prepayment or repayment or on the date on which such Notes cease to be outstanding, the Company shall pay to the Holders, in addition to all other Obligations, a premium (the “Premium”) equal to the interest that would have accrued on the outstanding balance of the applicable Notes subject to such event, at the interest rate that is in effect pursuant to Section 3.1(a) (and, if an Event of Default shall have occurred and be continuing, the Default Rate) on that date for the period of time from the date of such prepayment, repayment, refinancing, replacement, acceleration, sale or such Event of Default (or date of required prepayment, repayment, refinancing, replacement, acceleration, sale or such Event of Default) through March 14, 2023 less the amount of all accrued and unpaid interest on the applicable Notes as of such date.  In no event shall the Premium be less than $0 or result in any payment by any Holder to the Company.

Any Premium payable in accordance with this Section 3.2 shall be presumed to be equal to the liquidated damages sustained by the Holders as the result of the occurrence of any event triggering the prepayment of such Premium and the Company agrees that it is reasonable under the circumstances currently existing.  The parties hereto acknowledge that the Premium shall survive acceleration of the Obligations and/or the occurrence of any Insolvency Proceeding, and shall automatically accrue to the principal amount of the Notes and shall constitute part of the Obligations for all purposes herein.  If the Notes are accelerated for any reason pursuant to the terms herein, the Premium shall be calculated as if the date of acceleration of the Notes was the date of prepayment of the Notes.  THE COMPANY EXPRESSLY WAIVES THE PROVISIONS OF ANY PRESENT OR FUTURE STATUTE OR LAW THAT PROHIBITS OR MAY PROHIBIT THE COLLECTION OF THE FOREGOING PREMIUM IN CONNECTION WITH ANY ACCELERATION.  The Company expressly agrees that:  (A) the Premium is reasonable and is the product of an arm’s length transaction between sophisticated business people, ably represented by counsel; (B) the Premium shall be payable notwithstanding the then prevailing market rates at the time payment is made; (C) there has been a course of conduct between Holders and the Company giving specific consideration in this transaction for such agreement to pay the Premium; (D) the Company shall be estopped hereafter from claiming differently than as agreed to in this paragraph; (E) the Company’s agreement to pay the Premium is a material inducement to Holders to purchase the Notes; and (F) the Premium represents a good faith, reasonable estimate and calculation of the lost profits or damages of Holders and that it would be impractical and extremely difficult to ascertain the actual amount of damages to the Holders or profits lost by the Holders as a result of such event triggering payment of the Premium.

(e)

Acceleration.  In addition, the Notes shall be subject to acceleration as set forth in Section 11.2.

3.3

Manner of Payment.

(a)

All fees, interest, premium and principal payable in respect of any Note shall be paid by automatic bank draft or wire transfer of immediately available funds to an account at a bank designated in writing by the Holder of such Note.  In the absence of any such written designation, any such payment shall be deemed made on the date a check in the applicable amount payable to the Holder thereof is received by such Holder at its last address as reflected in the Note Register (as defined in the Notes).

(b)

All payments made by the Company (pursuant to this Article 3 or otherwise) upon the Obligations relating to the Notes and all net proceeds from the enforcement of the Obligations shall be applied (i) first, to that portion of the Obligations constituting fees, indemnities and expenses (including attorney fees) payable to the Holders, (ii) second, to the payment of that portion of the Obligations constituting accrued and unpaid interest on the Notes, (iii) third, to the Premium (if applicable), (iv) fourth, to the payment of that portion of the Obligations constituting unpaid principal of the Notes, (v) last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Company or as otherwise required by any Requirements of Law.

(c)

Subject to Section 3.3(b), all payments made by the Company upon the Notes (including, without limitation, payments of principal if prepaid or upon earlier acceleration) shall be paid proportionally among the Holders of the Notes, based upon the outstanding principal amounts of such Notes.

ARTICLE 4
CONDITIONS TO THE OBLIGATIONS OF THE PURCHASERS

4.1

Conditions to the Obligations of the Purchasers to Purchase the Notes on the Closing Date.  The obligation of each Purchaser to purchase its respective Note, fund its respective portion of the Purchase Price on the Closing Date and perform any obligations hereunder shall be subject to the reasonable satisfaction as determined by, or waived by, the Purchasers of the following conditions on or before the Closing Date; provided, that any waiver of a condition shall not be deemed a waiver of any breach of any representation, warranty, agreement, term or covenant, as specifically set forth elsewhere in this Agreement, or of any misrepresentation by the Company.

(a)

Representations and Warranties.  The representations and warranties contained in Article 6 hereof shall be true and correct in all material respects at and as of the Closing Date after giving effect to the Transactions.

(b)

Compliance with this Agreement.  The Company shall have performed and complied with all of its agreements and conditions set forth or contemplated herein and the other Note Documents in all material respects that are required to be performed or complied with by the Company on or before the Closing Date, and the Collateral Agent shall have received at the Closing a certificate to the foregoing effect, dated the Closing Date, and executed by the chief executive officer or chief financial officer on behalf of the Company.

(c)

Secretary’s Certificates.  The Collateral Agent shall have received a certificate from each Loan Party, dated the Closing Date and signed by the secretary, an assistant secretary, the chief financial officer or the chief executive officer of such Loan Party, as applicable, certifying (i) that the attached copies of the Organizational Documents of such Loan Party and resolutions of the board of directors or similar governing body of such Loan Party approving the Note Documents to which it is a party and the Transactions are all true, complete and correct and remain unamended and in full force and effect and (ii) the incumbency and specimen signature of each officer of such Loan Party executing any Note Document to which it is a party or any other document delivered in connection herewith and therewith on behalf of such Loan Party.

(d)

Solvency Certificate.  The Collateral Agent shall have received a certificate from the Company, dated the Closing Date and signed by the chief financial officer of the Company, certifying that each Loan Party is, individually, Solvent.

(e)

Documents.  The Collateral Agent shall have received true, complete and correct copies of the Note Documents signed by each Loan Party party thereto.

(f)

Good Standing Certificates.  The Company shall have delivered to the Collateral Agent as of a date not more than fifteen (15) days before the Closing Date, good standing certificates and/or certificates of existence, as the case may be, for each Loan Party for which such a certificate is issuable by a Governmental Authority for such Loan Party’s jurisdiction of incorporation or formation and all other jurisdictions where it does business.

(g)

Budget.  The Loan Parties shall have delivered to the Collateral Agent as of the Closing Date a true and correct copy of a Budget for the 12-month period beginning on Closing Date, which such Budget shall be approved by the Required Holders.

(h)

No Litigation.  No action, suit or proceeding before any court or any Governmental Authority shall have been commenced or threatened in writing, no investigation by any Governmental Authority shall have been commenced and no action, suit or proceeding by any Governmental Authority shall have been threatened in writing against any Purchaser or the Loan Parties seeking to restrain, prevent or change the transactions contemplated hereby or questioning the validity or legality of any of such transactions.

(i)

Fees, Etc.  On the Closing Date, the Company shall have paid to the Purchasers and Collateral Agent all costs, fees and expenses (including, without limitation, reasonable legal fees and expenses) payable to the Purchasers and Collateral Agent subject to and in accordance with the terms of the Note Documents.

(j)

Consents.  All consents, exemptions, authorizations, or other actions by, or notices to, or filings with, Governmental Authorities and other Persons in respect of all Requirements of Law and with respect to those Contractual Obligations of the Loan Parties reasonably necessary in connection with the execution, delivery or performance by the Loan Parties, or enforcement against the Loan Parties, of the Note Documents to which they are a party shall have been made or obtained and be in full force and effect, and the Collateral Agent shall have been furnished with appropriate evidence thereof.

(k)

EIDL Loan Payoff.  The Collateral Agent shall received evidence, satisfactory in form and substance to the Required Holders in their reasonable discretion, of the payment in full of the EIDL Loan.

(l)

Additional Documents.  The Collateral Agent shall have received each additional document, instrument, legal opinion or other item reasonably requested.

ARTICLE 5
CONDITIONS TO OBLIGATIONS OF THE LOAN PARTIES

The obligations of the applicable Loan Parties to issue the Notes and to perform their other obligations hereunder on the Closing Date shall be subject to the reasonable satisfaction as determined by, or waived by, the Company of the following conditions on or before the Closing Date:

5.1

Representations and Warranties.  The representations and warranties of each Purchaser contained in Article 7 hereof shall be true and correct in all material respects at and as of the Closing Date as if made at and as of such date (and if as of another date, then as of such other date).

5.2

Compliance with this Agreement.  Each Purchaser shall have performed and complied in all material respects with all of the agreements and conditions set forth or contemplated herein that are required to be performed or complied with by it on or before the Closing Date.

ARTICLE 6
REPRESENTATIONS AND WARRANTIES OF THE LOAN PARTIES

The following representations and warranties by the Company to the Purchasers are qualified by the Disclosure Schedules, which set forth certain disclosures concerning the Company and its business. The Company hereby represents and warrants to the Purchaser as of the date hereof as follows:

6.1

Existence and Power.  Each Loan Party that is not a natural Person: (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, (b) has all requisite power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently, or is currently proposed to be, engaged, except to the extent that the failure to so own, operate, lease or conduct would not reasonably be expected to have a Material Adverse Effect, (c) is duly qualified as a foreign entity, licensed and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, except to the extent that the failure to so qualify could not reasonably be expected to have a Material Adverse Effect and (d) has the power and authority to execute, deliver and perform its obligations under each Note Document to which it is or will be a party and to borrow hereunder.  The jurisdictions in which each Loan Party is organized and qualified to do business as of the Closing Date are listed on Schedule 6.1.

6.2

Corporate Authorization; No Contravention.  The execution, delivery and performance by each Loan Party that is not a natural Person of each Note Document to which it is or will be a party and the consummation of the Transactions: (a) has been duly authorized by all necessary action on the part of such Loan Party, (b) do not and will not contravene or violate the terms of the Organizational Documents of any Loan Party or any amendment thereto or any Requirement of Law applicable to any Loan Party or any Loan Party’s assets, business or properties, (c) do not and will not (i) conflict with, contravene, result in any violation or breach of or default under any Material Carrier Contract or any other material Contractual Obligation of any Loan Party (with or without the giving of notice or the lapse of time or both) other than any right to consent, which consents have been obtained, (ii) create in any other Person a right or claim of termination or amendment of any Material Carrier Contract or any other material Contractual Obligation of any Loan Party, or (iii) require modification, acceleration or cancellation of any Material Carrier Contract or any other material Contractual Obligation of any Loan Party which could result in a material adverse effect, and (d) do not and will not result in the creation of any Lien (or obligation to create a Lien) against any property, asset or business of any Loan Party (other than Liens securing the Notes and Permitted Liens).

6.3

Governmental Authorization; Third Party Consents.  No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person in respect of any Requirement of Law, any Material Carrier Contract or any other material Contractual Obligation, and no lapse of a waiting period under a Requirement of Law, any Material Carrier Contract or any other material Contractual Obligation, is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party (other than any Loan Party that is a natural Person) of the Note Documents to which it is a party or the consummation of the Transactions, except (i) such as have been obtained or made and are in full force and effect, (ii) filings necessary to perfect Liens created by the Note Documents and (iii) consents, approvals, exemptions, authorizations or other actions that are not material to any Loan Party.

6.4

Binding Effect.  Each Loan Party has duly executed and delivered the Note Documents to which it is a party and such Note Documents constitute the legal, valid and binding obligations of such Loan Party enforceable against it in accordance with their respective terms, except as enforceability may be limited by Applicable Insolvency Laws and similar laws of general applicability relating to or affecting creditors’ rights and by general principles of equity.

6.5

Litigation.  Except as set forth on Schedule 6.5, there are no legal actions, suits, proceedings, claims or disputes pending or, to the knowledge of any Loan Party after diligent inquiry and investigation, threatened, at law, in equity, in arbitration or before any Governmental Authority against or affecting any Loan Party that could reasonably be expected to have individually or in the aggregate, a Material Adverse Effect.  No injunction, writ, temporary restraining order, decree or any order or determination of any nature by any arbitrator, court or other Governmental Authority purporting to enjoin or restrain the execution, delivery or performance of the Note Documents or, to the knowledge of any

Loan Party after diligent inquiry and investigation, which relates to the assets or the business of the Loan Parties, is outstanding.

6.6

Compliance with Laws.  Except as set forth on Schedule 6.6, each Loan Party is in compliance with all Requirements of Law, except for such noncompliance that could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

6.7

No Default or Breach.  No event has occurred and is continuing or would result from the incurring of Obligations by the Loan Parties under the Note Documents which constitutes or, with the giving of notice or lapse of time or both, would constitute an Event of Default.  No Loan Party is in default under or with respect to any Material Carrier Contract or any other material Contractual Obligation.

6.8

Title to Properties.  As of the Closing Date, (i) no Loan Party owns any real property, (ii) all real property leased by the Loan Parties is correctly set forth on Schedule 6.9 and (iii) except as set forth on Schedule 6.9, each Loan Party has a valid leasehold interest in all its leased real property.  The Loan Parties have good title to, or a valid leasehold interest in, all other Property necessary to the conduct of its business and none of such Property is subject to any Lien, except for Liens permitted pursuant to Section 9.2.

6.9

Absence of Certain Changes. Since the date of the Company’s most recent audited financial statements contained in its Form 10-Q for the fiscal quarter ended March 31, 2022 and in its Form 10-K for the fiscal year ended December 31, 2021, there has been no material adverse change, and no other material adverse developments in the business, assets, liabilities, properties, operations (including results thereof), condition (financial or otherwise) or prospects of the Company or any of its Significant Subsidiaries. Since the date of the Company’s most recent audited financial statements contained in a Form 10-K, neither the Company nor any of its Subsidiaries has (i) declared or paid any dividends, (ii) sold any assets, individually or in the aggregate, outside of the ordinary course of business or (iii) made any capital expenditures, individually or in the aggregate, outside of the ordinary course of business. Neither the Company nor any of its Subsidiaries has taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up, nor does the Company or any Subsidiary have any knowledge after diligent inquiry and investigation or reason to believe that any of their respective creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge after diligent inquiry and investigation of any fact which would reasonably lead a creditor to do so.

6.10

Taxes.

(a)

Except as set forth on Schedule 6.10, each Loan Party has timely filed all federal, state and other material Tax Returns that it was required to file.  All such Tax Returns were correct and complete in all material respects.  All federal, state and other material Taxes due and payable by each Loan Party (whether or not shown on any Tax Return) have been paid or adequately reserved for in the Financial Statements.  Except as set forth on Schedule 6.10, no Loan Party is currently the beneficiary of any extension of time within which to file any Tax Return.  No Loan Party has ever received a written claim by a Governmental Authority in a jurisdiction where any Loan Party does not file Tax Returns that any Loan Party is or may be subject to taxation by that jurisdiction.  There are no Liens on any of the assets of any Loan Party that arose in connection with any failure to timely pay any Tax.

(b)

Except as set forth on Schedule 6.10, there is no action, suit, proceeding, investigation, examination, audit, or claim now pending or, to the knowledge of any Loan Party after diligent inquiry and investigation, threatened by any Governmental Authority regarding any Taxes relating to any Loan Party.  No Loan Party has entered into an agreement or waiver extending any statute of limitations relating to the payment or collection of Taxes of such Person.  No Loan Party has incurred, or will incur, any material Tax liability in connection with the Transactions.

6.11

Financial Condition.

(a)

SEC Documents; Financial Statements.  Since December 31, 2021, the Company has timely filed all reports, schedules, forms, proxy statements, statements and other documents required to be filed by it with the Commission pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed prior to the date hereof and all exhibits and appendices included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the Commission, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the Commission with respect thereto as in effect as of the time of filing. Such financial statements have been prepared in accordance with GAAP, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments which will not be material, either individually or in the aggregate). The Company is not currently contemplating to amend or restate any of the financial statements (including, without limitation, any notes or any letter of the independent accountants of the Company with respect thereto) included in the SEC Documents (the “Financial Statements”), nor is the Company currently aware of facts or circumstances which would require the Company to amend or restate any of the Financial Statements, in each case, in order for any of the Financials Statements to be in compliance with GAAP and the rules and regulations of the Commission. The Company has not been informed by its independent accountants that they recommend that the Company amend or restate any of the Financial Statements or that there is any need for the Company to amend or restate any of the Financial Statements.

(b)

Internal Accounting and Disclosure Controls.  The Company and each of its Subsidiaries maintains internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that is effective to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles, including that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the Commission, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure. Except as set forth in the SEC Documents, neither the Company nor any of its Subsidiaries has received any notice or correspondence from any accountant, Governmental Authority or other Person relating to any potential material weakness or significant deficiency in any part of the internal controls over financial reporting of the Company or any of its Subsidiaries.

6.12

Absence of Material Adverse Effect.  Since December 31, 2021, there has been no development, event, circumstance or change which could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect as to the Loan Parties.

6.13

[Reserved].

6.14

Investment Company/Government Regulations.  The Company is not an “investment company” within the meaning of the Investment Company Act of 1940, as amended.  No Loan Party is subject to regulation under the Public Utility Holding Company Act of 1935, as amended, the Federal Power Act, the Interstate Commerce Act, or any federal or state statute or regulation limiting its ability to incur Debt.

6.15

Subsidiaries.  Except as set forth in Schedule 6.15, as of the Closing Date, the Company does not (a) have any other Subsidiaries or (b) own of record or beneficially, directly or indirectly, any (i) Capital Stock issued by any other Person or (ii) equity, voting or participating interest in any joint venture or other enterprise.

6.16

Capitalization.  As of the Closing Date, after giving effect to the transactions contemplated under the Note Documents, the number of shares of issued and outstanding Capital Stock for each Subsidiary thereof shall be as set forth on Schedule 6.16, and such shares of Capital Stock are owned by the Persons in the respective amounts set forth on Schedule 6.16.  All such outstanding Capital Stock has been duly authorized by all necessary action of the Company or such Subsidiary and has been validly issued and is free and clear of all Liens (other than Liens permitted under the Note Documents).  The issuance of the foregoing Capital Stock is not and has not been subject to preemptive rights or any other similar rights or Liens (other than Liens permitted under the Note Documents) in favor of any Person other than such rights that have been waived and will not result in the issuance of any additional Capital Stock of the Company or any Subsidiary or the triggering of any anti-dilution or similar rights contained in any options, warrant, debentures or other securities or agreements of the Company or such Subsidiary.  On the Closing Date, except for stock options offered to the Company’s board members as disclosed in the Company’s SEC Documents, there will be no outstanding securities convertible into or exchangeable for Capital Stock of the Company or any Subsidiary or options, warrants or other rights to purchase or subscribe to Capital Stock of the Company or any Subsidiary or contracts, commitments, agreements, understandings or arrangements of any kind to which any Loan Party is a party (other than the Organizational Documents of such Loan Party) relating to the issuance of any Capital Stock of such Loan Party, any such convertible or exchangeable securities or any such options, warrants or rights.  Neither the Company nor any Subsidiary has any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement.

6.17

Private Offering.  No form of general solicitation or general advertising was used by any Loan Party or its representatives in connection with the offer or sale of the Notes to the Purchasers pursuant to this Agreement.  Assuming the accuracy of the Purchasers’ representations and warranties contained in Article 7, no registration of the Notes pursuant to the provisions of the Securities Act or the state securities or “blue sky” laws will be required for the offer, sale or issuance of the Notes by any Loan Party to the Purchasers pursuant to this Agreement.

6.18

Broker’s, Finder’s or Similar Fees.  Except as set forth on Schedule 6.18, there are no brokerage commissions, finder’s fees or similar fees or commissions payable in connection with the Transactions based on any agreement, arrangement or understanding with any Loan Party or any action taken by any Loan Party.

6.19

Labor Relations.  No Loan Party is a party to any collective bargaining agreement.

6.20

Employee Benefit Plans.  Within the five-consecutive-year period immediately preceding the first day of the year in which the Closing Date occurs neither any Loan Party nor any ERISA Affiliate thereof has contributed to, or has any actual or contingent, direct or indirect, liability in respect of, any employee benefit plan (as defined in Section 3(3) of ERISA) or other employee benefit arrangement.

6.21

Intellectual Property.

(a)

Ownership and Use.  Each Loan Party owns or has the right to use all Intellectual Property it currently uses in the operation of the business of the Company as presently conducted.  Each item of Intellectual Property owned, licensed or used by any Loan Party immediately prior to the Closing will be owned, licensed or available for use by such Loan Party on substantially similar terms and conditions immediately following the Closing.  To the knowledge of the Loan Parties after diligent inquiry and investigation, each item of Intellectual Property owned, licensed or used by such Loan Party is valid and enforceable and otherwise fully complies in all material respects with all laws applicable to the enforceability thereof.

(b)

No Violation or Infringement.  To the knowledge of each Loan Party after diligent inquiry and investigation, no Loan Party has violated, misappropriated or infringed upon or otherwise come into conflict with any Intellectual Property of third parties, and no Loan Party has received any written notice alleging any such violation, infringement or other conflict.  To the knowledge of each Loan Party after diligent inquiry and investigation, no third party has infringed upon, misappropriated or otherwise come into conflict with any Intellectual Property of any Loan Party.

(c)

Intellectual Property Listing.  Schedule 6.21(c) identifies each patent or registration (including copyright, trademark, service mark and domain name) owned by a Loan Party (which is active and in force) with respect to any of such Loan Party’s Intellectual Property, identifies each patent application or application for registration (including pending applications) that such Loan Party has made with respect to any of its Intellectual Property, and identifies each material license, agreement or other permission that such Loan Party has granted to any third party (whether active and in force) with respect to any of its Intellectual Property.  Schedule 6.21(c) also identifies each trade name or unregistered trademark or service mark owned by each Loan Party.  With respect to each item of Intellectual Property required to be identified in Schedule 6.21(c) and except as expressly set forth on Schedule 6.21(c):  (i) each Loan Party possesses all right, title and interest in and to the item, free and clear of any Liens other than Permitted Liens; (ii) the item is not subject to any order, award, decision, injunction, judgment, ruling, decree, charge, writ, subpoena or verdict entered, issued, made or rendered by any Governmental Authority or arbitrator (each, an “Order”); (iii) no proceeding, charge, complaint, claim, demand, notice, action, suit, litigation, hearing, audit, investigation, arbitration or mediation (in each case, whether civil, criminal, administrative, investigative or informal) is pending before any Governmental Authority, arbitrator or mediator (each, a “Proceeding”) or, to the knowledge of each Loan Party after diligent inquiry and investigation, is threatened or anticipated that challenges the legality, validity, enforceability, use or ownership of the item; and (iv) no Loan Party has agreed to indemnify any Person for or against any interference, infringement, misappropriation or other conflict with respect to the item.

(d)

Founder and Employees.  All Intellectual Property related to the business of the Loan Parties and created by the Loan Parties’ founders, employees, contractors or other Persons for or on behalf of the Loan Parties has been irrevocably assigned to the Loan Parties.

The Loan Parties have taken commercially reasonable action to maintain and protect each item of Intellectual Property that each Loan Party owns, licenses or uses, and have maintained  the confidentiality of all proprietary information held by the Loan Parties, or purported to be held by the Loan Party, as a trade secret, including any confidential information or trade secrets provided to the Loan Parties by any Person under an obligation of confidentiality, and no such proprietary information has been authorized to be disclosed or has actually been disclosed to any Person other than pursuant to a written confidentiality agreement restricting the disclosure and use of proprietary information.

(e)

Intellectual Property Licenses.  Schedule 6.21(d) identifies each item of Intellectual Property other than off the shelf software that any Person other than any Loan Party owns and that such Loan Party uses pursuant to license, agreement or permission (an “Intellectual Property License”).  With respect to each item of Intellectual Property required to be identified on Schedule 6.21(d) and except as expressly set forth on Schedule 6.21(d):  (i) to the knowledge of each Loan Party after diligent inquiry and investigation, such item is not subject to any Order; (ii) to the knowledge of each Loan Party after diligent inquiry and investigation, no Proceeding is pending or is threatened or anticipated that challenges the legality, validity or enforceability of such item; and (iii) such Loan Party has not granted any sublicense or similar right with respect to the Intellectual Property License relating to such item.

6.22

Potential Conflicts of Interest.  Other than as set forth on Schedule 6.22, no officer, director or manager (or equivalent Person), partner, stockholder or other security holder of the Company or any Subsidiary: (a) is an officer, director, manager, employee or consultant of, any Person that is, or is engaged in business as, a competitor, lessor, lessee, supplier, distributor, sales agent or customer of, or lender to or borrower from, the Company or its Subsidiaries; (b) has been a party to any material transaction with the Company or any Subsidiary; (c) owns, directly or indirectly, in whole or in part, any tangible or intangible property that the Company or any Subsidiary uses or contemplates using in the conduct of business; or (d) has any cause of action or other claim whatsoever against, or owes or has advanced any amount to the Company or any Subsidiary, except for advances in the ordinary course of business such as for accrued vacation pay, accrued benefits under employee benefit plans, reasonable and customary expense reimbursements, and similar matters and agreements existing on the date hereof.

6.23

Specified Licenses.

(a)

Each Loan Party holds such validly issued licenses and authorizations as are necessary to operate as they are currently operated (collectively, the “Specified Licenses”), and each such Specified License is in full force and effect.  The Specified Licenses of each Loan Party as of the Closing Date are listed on Schedule 6.23, and each of such Specified Licenses has the expiration date indicated on Schedule 6.23.

(b)

No Loan Party has knowledge, after diligent inquiry and investigation, of any condition imposed by any Governmental Authority as part of any Specified License which is neither set forth on the face thereof as issued by such Governmental Authority nor contained in the rules and regulations of such Governmental Authority applicable generally to stations of the type, nature, class or location of the business of such Loan Party.  Each Loan Party has been and is being operated in all material respects in accordance with the terms and conditions of the Specified Licenses applicable to it and the law, rules and regulations applicable to it.

(c)

No proceedings are pending, or to the Loan Parties’ knowledge after diligent inquiry and investigation, are threatened, which may result in the revocation, modification, non-renewal or suspension of any of the Specified Licenses, the denial of any pending applications, the issuance of any cease and desist order or the imposition of any fines, forfeitures or other administrative actions by any Governmental Authority with respect to it or its operation, other than any matters which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

(d)

All reports, applications and other documents required to be filed by the Loan Parties with any Governmental Authority with respect to its respective business or Specified License(s) have been timely filed, and all such reports, applications and documents are true, correct and complete in all respects, except where the failure to make such timely filing or any inaccuracy therein could not reasonably be expected to have a Material Adverse Effect, and no Loan Party has knowledge, after diligent inquiry and investigation, of any matters which could reasonably be expected to result in the suspension or revocation of or the refusal to renew any of the Specified Licenses or the imposition on any Loan Party of any material fines or forfeitures by any Governmental Authority, or which could reasonably be expected to result in the revocation, rescission, reversal or modification of such Loan Party’s authorization to operate as currently authorized under the law, rules and regulations applicable to it.

(e)

There are no unsatisfied or otherwise outstanding citations issued by any Governmental Authority with respect to any Loan Party or its operations.  The Loan Parties have delivered to the Collateral Agent true and complete copies of all Specified Licenses (including any and all amendments and other modifications thereto), all pending applications relating thereto.

6.24

Debt.  Schedule 6.24 lists (a) the amount of all Debt of the Loan Parties and their Subsidiaries (other than Debt under this Agreement and any Debt being repaid on the date hereof) as of the Closing, (b) the Liens that relate to such Debt and that encumber the assets of such Persons, (c) the name of each lender thereof, and (d) the amount of any unfunded commitments, if any, available to such Persons in connection with any such Debt facilities.

6.25

Material Contracts.  Schedule 6.25 lists each Material Contract.  Except as set forth on Schedule 6.25, each of the Material Contract is in full force and effect.  Except as set forth on Schedule 6.25, each Loan Party has satisfied in full or provided for all of its liabilities and obligations under each Material Contract requiring performance prior to the date hereof in all material respects, and is not in default under any of them, nor does any condition exist that with notice or lapse of time or both would constitute such a default.  To the knowledge of each Loan Party after diligent inquiry and investigation, no other party to any such Material Contract is in default thereunder, nor does any condition exist that with notice or lapse of time or both would constitute such a default.  Except as set forth on Schedule 6.25, no approval or consent of any Person is needed for the Material Contracts to continue to be in full force and effect after giving effect to the Transactions.

6.26

Insurance.  Schedule 6.26 accurately summarizes all of the insurance policies or programs of the Loan Parties in effect as of the date hereof, and indicates the insurer’s name, policy number, expiration date, amount of coverage, type of coverage, annual premiums, exclusions and deductibles, and also indicates any self-insurance program that is in effect.  All such policies will remain in full force and effect and will not terminate or lapse by reason of any of the Transactions.

6.27

Solvency.  As of the Closing Date, after giving effect to the Transactions and the other transactions contemplated hereby to be consummated on the Closing Date in accordance with the terms hereof, each Loan Party is and each of the Company’s Subsidiaries are, individually, Solvent.

6.28

Licenses and Approvals.  Except as set forth on Schedule 6.28 hereto, no Loan Party is a party to and has no knowledge, after diligent inquiry and investigation, of any investigation, notice of apparent liability, violation, forfeiture or other order or complaint issued by or before any court or regulatory body or of any other proceedings which could be reasonably expected to materially and adversely affect the validity or continued effectiveness of the material Licenses of any Loan Party.  No Loan Party has reason to believe that such material Licenses will not be renewed in the ordinary course.  Each Loan Party has filed in a timely manner all material reports, applications, documents, instruments and information required to be filed by it pursuant to applicable rules and regulations or requests of every regulatory body having jurisdiction over any of its material Licenses.

6.29

OFAC.  Neither any Loan Party nor any Affiliate of any Loan Party: (a) is a Sanctioned Person, (b) has any assets in Sanctioned Entities, or (c) derives any operating income from investments in, or transactions with Sanctioned Persons or Sanctioned Entities.  The proceeds of the Notes will not be used and have not been used to fund any operations in, finance any investments or activities in, or make any payments to, a Sanctioned Person or a Sanctioned Entity.

6.30

Disclosure.  This Agreement, together with all exhibits and schedules hereto, the Note Documents, and the agreements, certificates and other documents furnished to the Collateral Agent or any Purchaser by any Loan Party at the Closing, do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein or therein, in the light of the circumstances under which they were made, not misleading.

6.31

No Default.  No Default or Event of Default exists or would result from the incurring of the Obligations by any Loan Party or the grant or perfection of the Liens on the Collateral or the consummation of the Transactions.

6.32

Government Contracts.  No Loan Party is party to any Government Contracts.

ARTICLE 7
REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

Each Purchaser hereby represents and warrants as follows:

7.1

Authorization; No Contravention.  The execution, delivery and performance by such Purchaser of this Agreement:  (a) is within its power and authority and has been duly authorized by all necessary action; and (b) does not contravene or violate the terms of its organizational documents or any amendment thereof.

7.2

Binding Effect.  This Agreement has been duly executed and delivered by such Purchaser and this Agreement constitutes such Purchaser’s legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.

7.3

No Legal Bar.  The execution, delivery and performance of this Agreement by such Purchaser will not violate any Requirements of Law applicable to it.

7.4

Securities Laws.

(a)

The Notes are being or will be acquired by such Purchaser hereunder for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof in any transaction which would be in violation of state or federal securities laws or which would require the issuance and sale of the Notes hereunder to be registered under the Securities Act, subject, however, to the disposition of such Purchaser’s property being at all times within its control.

(b)

Such Purchaser is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

(c)

Such Purchaser understands that (i) the Notes constitute “restricted securities” under the Securities Act, (ii) the offer and sale of the Notes hereunder is not registered under the Securities Act or under any “blue sky” laws in reliance upon certain exemptions from such registration and that the Company is relying on the representations made herein by such Purchaser in its determination of whether such specific exemptions are available, and (iii) the Notes may not be transferred except pursuant to an effective registration statement under the Securities Act, or under an extemption from such registration available under the Securities Act and under applicable “blue sky” laws or in a transaction exempt from such registration.

7.5

Governmental Authorization; Third Party Consent.  No approval, consent, compliance, exemption or authorization of any Governmental Authority or any other Person in respect of any Requirements of Law, and no lapse of a waiting period under Requirements of Law, is necessary or required in connection with the execution, delivery or performance by it or enforcement against such Purchaser of this Agreement.

ARTICLE 8
AFFIRMATIVE COVENANTS

Until the payment in full in Cash of all of the Obligations, the Loan Parties hereby jointly and severally covenant and agree with the Holders as follows:

8.1

Delivery of Financial and Other Information.  The Company shall deliver or cause to be delivered to the Collateral Agent and each Holder the following:

(a)

Within one hundred twenty (120) days after the close of each fiscal year of the Company (or, for so long as the Company or any Subsidiary is required to file reports with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act, such longer period as the Company shall have in which to file its Form 10-K), an unqualified audit report certified by independent certified public accountants selected by Company and reasonably acceptable to the Required Holders, prepared in accordance with GAAP, including a consolidated balance sheet of the Company and its Subsidiaries as of the end of such Fiscal Year and the related consolidated statements of income, retained earnings and cash flows for such Fiscal Year, all such financial statements to be prepared in accordance with GAAP and accompanied by any management letter prepared by said accountants and a narrative report containing management’s discussion and analysis of the financial position and financial performance for such fiscal year in reasonable form and detail.

(b)

[Reserved.]

(c)

For each month that is also the end of a fiscal quarter of the Company or the end of a fiscal year of the Company, within forty-five (45) days after the end of the Company’s fiscal quarter (or, for so long as the Company or any Subsidiary is required to file reports with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act, such longer period as the Company shall have in which to file its Form 10-Q), an unaudited consolidated balance sheet of Company and its Subsidiaries and the related consolidated statements of income, retained earnings and cash flows for such fiscal quarter, and for the portion of the Company’s fiscal year ended at the end of such fiscal quarter (but excluding any fiscal quarters ending prior to the Closing Date), and commencing with the fiscal quarter ending June 30, 2022, setting forth in each case in comparative form, the figures for the corresponding fiscal quarter and the corresponding portion of the Company’s previous Fiscal Year, in reasonable detail and reasonably satisfactory in form to the Required Holders and all prepared in accordance with GAAP (subject to year-end adjustments and absence of footnotes) and certified by an officer of the Company and a narrative report containing management’s discussion and analysis of the financial position and financial performance for such fiscal quarter in reasonable form and detail.

(d)

Promptly and in any event no later than five (5) Business Days after the filing thereof, copies of the annual federal and state income Tax Returns (and any requests for extension with respect thereto) of the Company and each of its Subsidiaries for the immediately preceding year and, if requested by the Required Holders, copies of all material reports filed with any federal, state or local Governmental Authority.

(e)

Promptly upon receipt by any Loan Party or any Subsidiary, notice of any delinquency or default, given to any such Person by any other creditor for any payables or other obligations of the Company or any Subsidiary in excess of $50,000 individually or $150,000 in the aggregate.

(f)

Promptly upon obtaining knowledge thereof, written notice of (i) any default under or termination of any Material Contract and (ii) any claim, litigation, suit or administrative proceeding affecting any Loan Party or any Subsidiary, whether or not the claim is covered by insurance, and of any litigation, suit or administrative proceeding, which in any such case affects the Collateral or which would reasonably be expected to have a Material Adverse Effect.

(g)

If the Company or any Subsidiary shall be required to file reports with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act, promptly upon its becoming available, one copy of each financial statement, report, notice or proxy statement sent by any such Person to stockholders generally, and, a copy of each annual, periodic or current report filed by any such Person with the Commission pursuant to such Sections, and any registration statement, or prospectus in respect thereof, filed by any such Person with any securities exchange or with federal or state securities and exchange commissions or any successor agency; provided, however, that (i) nothing in this Section 8.1(g) shall require the Company or any of its Subsidiaries to make any filing under the Securities Act or the Exchange Act which the Company or its Subsidiaries are not otherwise obligated to make and (ii) the obligations in this Section 8.1(g) and in Sections 8.1(a) and (c) may be satisfied if such information is publicly available on the SEC’s EDGAR website (or any replacement thereof).

(h)

Promptly and in any event within seven (7) Business Days after receipt by any Loan Party or any Subsidiary, notice of any payment default, oral or written, given to such Loan Party or such Subsidiary by any lessor in connection with any lease by such Loan Party or such Subsidiary of real property.

(i)

Promptly and in any event within seven (7) Business Days following receipt by any Loan Party or any Subsidiary, written notice of any adverse ruling by any Governmental Authority with respect to any Intellectual Property of any Loan Party or any Subsidiary.

(j)

As soon as possible and in any event within five days after the receipt by any Loan Party from any Governmental Authority or filing or receipt thereof by any Loan Party, provide to the Collateral Agent (i) any citation, notice of violation or order to show cause issued by such Governmental Authority with respect to any Loan Party which is available to any Loan Party, in each case which could reasonably be expected to have a Material Adverse Effect and (b) if applicable, a copy of any notice or application by any Loan Party requesting authority to or notifying any Governmental Authority of its intent to cease using any Specified License.

(k)

As soon as possible and in any event within five days after the receipt thereof by any Loan Party, such Loan Party will give the Collateral Agent notice of any lapse, termination or relinquishment of any Specified License, other license, permit or other authorization from any Governmental Authority held by such Loan Party or any failure of such Governmental Authority to renew or extend any such Specified License, other license, permit or other authorization for the usual period thereof and of any complaint or other matter filed with or communicated to such Governmental Authority, of which any Loan Party has knowledge and in any such case which could reasonably be expected to have a Material Adverse Effect.

(l)

As soon as available, but in any event no later than thirty (30) days after the beginning of each fiscal quarter of the Company, the Company shall deliver a Budget and Compliance Certificate attaching (i) a Budget for the next four fiscal quarter period beginning on such fiscal quarter, in form and substance reasonably satisfactory to the Required Holders, (ii) a description of the underlying assumptions applicable to such Budget and the principal assumptions on which such Budget is based and (iii) an updated Schedule 6.25 updated as of such date.

(m)

Such other information (including non-financial information) as the Collateral Agent or any Holder may from time to time reasonably request.

8.2

Use of Proceeds.  The Company shall use the proceeds of the Notes hereunder only as follows:  (i) first, for the payment of fees and expenses in connection with the transactions contemplated hereunder and in the other Note Documents, (ii) second, for the repayment in full in cash of the EIDL Loan and (iii) third, for general working capital purposes.

8.3

Notice of Default.  Promptly, and in any event within five (5) Business Days of becoming aware, each Loan Party will give notice in writing to the Collateral Agent upon becoming aware of the following: (a) the occurrence of any Default or Event of Default under this Agreement and specify the nature and period of existence thereof and what action such Loan Party is taking (and proposes to take) with respect thereto and (b) any development or other information outside the ordinary course of business of such Loan Party or any of its Subsidiaries and excluding matters of a general economic, financial or political nature which could reasonably be expected to have a Material Adverse Effect.

8.4

Conduct of Business.  The Company and its Subsidiaries will, and will cause each of its Subsidiaries to, carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently conducted and do all things necessary to remain duly incorporated or organized, validly existing and (to the extent such concept applies to such entity) in good standing as a domestic corporation, partnership or limited liability company in its jurisdiction of incorporation or organization, as the case may be, and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted to the extent that the failure to maintain such qualification would not reasonably be expected to have a Material Adverse Effect; provided that the Company may liquidate, wind-up or dissolve any Excluded Subsidiary so long as all assets of such Excluded Subsidiary are transferred to a Loan Party in connection with such transaction or merge a Excluded Subsidiary into a Loan Party, in each case upon written notice to the Collateral Agent.

8.5

Taxes and Claims.  Each Loan Party will, and will cause each of its Subsidiaries to, timely file United States federal and state and other material Tax Returns required by law and which Tax Returns shall be complete and correct in all material respects and pay when due all Taxes of such Loan Party or such Subsidiary, except those which are being contested in good faith by appropriate proceedings and with respect to which it maintains adequate reserves in accordance with GAAP, which deferment of payment is permissible so long as no Lien other than a lien permitted hereunder has been entered and such Loan Party’s and its Subsidiaries’ title to, and its right to use, its Properties are not materially adversely affected thereby.

8.6

Insurance.

(a)

Each Loan Party will, and will cause each of its Subsidiaries to, maintain insurance in such form and with such companies as are reasonably satisfactory to the Required Holders (it being acknowledged that the Loan Parties’ and Subsidiaries’ insurance companies as of the Closing Date are satisfactory), on all its Property in such amounts and covering such risks as is consistent with sound business practice, and maintain such insurance as is required by the terms of any Collateral Document.  Each Loan Party will, and will cause each of its Subsidiaries to, furnish to the Holders upon request full information as to the insurance carried by it.

(b)

Each Loan Party will, and will cause each of its Subsidiaries  to, at all times keep its real and personal Property which is subject to the Lien of the Holders insured and cause such insurance relating to such Property or business to name the Collateral Agent, on behalf of the Holders, as an additional insured and loss payee, as appropriate.  At or prior to the Closing, each Loan Party shall furnish certificates of insurance issued on applicable Acord Forms for such Loan Party.

(c)

If any Loan Party or any of its Subsidiaries shall fail to maintain all insurance in accordance with this Section 8.6 or Section 8.17 or to timely pay or cause to be paid the premium(s) on any such insurance, or if any Loan Party shall fail to deliver all certificates with respect thereto, the Collateral Agent shall have the right (but shall be under no obligation), upon prior written notice to such Loan Party or such Subsidiary, to procure such insurance or pay such premiums, and such Loan Party agrees to reimburse the Collateral Agent, on demand, for all costs and expenses relating thereto.

8.7

Compliance with Laws.  Each Loan Party will, and will cause each of its Subsidiaries to, comply with any and all Requirements of Law to which it may be subject including, without limitation, all Environmental Laws and obtain any and all licenses, permits, franchises or other governmental authorizations necessary to the ownership of its Property or to the conduct of its businesses, except where failure to do so could not reasonably be expected to have a Material Adverse Effect.  Each Loan Party will, and will cause each of its Subsidiaries to, timely satisfy all material assessments, fines, costs and penalties imposed (after exhaustion of all appeals, provided a stay has been put in effect during such appeal) by any Governmental Authority against such Person or any Property of such Person.

8.8

Maintenance of Properties.  Each Loan Party will, and will cause each of its Subsidiaries to, do all things necessary to maintain, preserve, protect and keep its Property (other than Property that is obsolete, surplus, or no longer used or useful in the ordinary conduct of its business) in good repair, working order and condition, make all necessary and proper repairs, renewals and replacements such that its business can be carried on in connection therewith and be properly conducted at all times and pay and discharge when due the cost of repairs and maintenance to its Property, and pay all rentals when due for all real estate leased by such Person.

8.9

Audits and Inspection.  After the date hereof, each Loan Party will, and will cause each of its Subsidiaries to, (i) permit any of the representatives of the Collateral Agent, at reasonable times during normal business hours and upon two (2) Business Days’ prior notice not more frequently than once per Fiscal Quarter, to visit and inspect any of its Property, books of account, records and reports to examine, audit and make copies thereof and (ii) promptly upon reasonable request thereof, schedule and hold calls with the senior management of the Company, and to discuss its affairs, finances and accounts with, and to be advised as to the same by, its officers, employees and independent certified public accountants at such reasonable times and intervals as the Collateral Agent may designate, in each case, at such Loan Party’s expense, plus the Collateral Agent’s reasonable out-of-pocket expenses.

8.10

Issue Taxes. Each Loan Party shall pay all stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Note Document, excluding, for the avoidance of doubt, any income Tax.

8.11

Employee Benefit Plans. Each Loan Party shall, and shall cause each of its Subsidiaries to, (a) make contributions to all such Plans in a timely manner and in a sufficient amount to comply with the minimum funding standards of ERISA, (b) comply in all material respects with all applicable requirements of ERISA, (c) notify the Holders promptly upon receipt by such Loan Party or any Subsidiary of any notice concerning the imposition of any withdrawal liability or of the institution of any proceeding or other action which may result in the termination of any such Plans or the appointment of a trustee to administer such Plans, and (d) promptly advise the Holders of the occurrence of any Reportable Event with respect to any such Plans.

8.12

Regulatory Compliance.  Each Loan Party shall, and shall cause each of their respective Subsidiaries to, comply in all material respects with all terms and conditions of all Specified Licenses, all federal, state and local laws, all rules, regulations and administrative orders of any Governmental Authority and all state and local commissions or authorities which are applicable to such Loan Party and/or their respective Subsidiaries or the use of the Specified Licenses.

8.13

Specified Licenses.  Subject to the time period set forth in Section 8.17(d), the Loan Parties shall, and shall cause any Specified License or other FCC or government license, permit, or authorization material to the operation of the Loan Parties’ business to be held by a Specified License Subsidiary.

8.14

Delivery of Information by Holders.  Each Holder is hereby authorized, to deliver a copy of any financial statement or other information made available by the Loan Parties or their Subsidiaries in connection herewith to any regulatory authority having jurisdiction over such Holder, pursuant to any request therefor by such regulatory authority, and may further divulge to any assignee or purchaser of any portion of the Notes or any prospective assignee or purchaser of any portion of the Notes, all information, and furnish to such Person copies of any reports, financial statements, certificates, and documents obtained under any provision of this Agreement, or related agreements and documents, provided that such prospective assignee or purchaser shall agree to maintain the confidentiality of such information.

8.15

Execution of Supplemental Documents.  Each Loan Party will, and will cause each of its Subsidiaries to, execute and deliver to the Holders from time to time, upon demand, such supplemental agreements, statements, assignments and transfers, or instructions or documents relating to the Collateral, and such other instruments as the Collateral Agent or Required Holders may reasonably request, in order that the full intent of this Agreement or the Security Agreement, as applicable, may be carried into effect.

8.16

Minimum Working Capital Requirement.  The Company shall cause the Working Capital of the Company and its Subsidiaries, taken as a whole, to exceed $1,000,000, measured at the end of each fiscal quarter of the Company and its Subsidiaries.

8.17

Post Closing Covenants.

(a)

Deposit Account Control Agreements.  Within forty five (45) days (or such longer period as may be agreed to by the Required Holders acting in their sole discretion) of the Closing Date, each Loan Party agrees to deliver or to cause to be delivered to the Collateral Agent, in form and substance reasonably satisfactory to the Required Holders, a control agreement for each deposit account (excluding Excluded Deposit Accounts) (as defined in the Security Agreement).

(b)

Insurance Endorsements.  Within thirty (30) days (or such longer period as may be agreed to by the Required Holders acting in their sole discretion) of the Closing Date, each Loan Party agrees to deliver or cause to be delivered to the Collateral Agent the insurance endorsements required by Section 8.6.

(c)

EIDL Loan Lien Release.  Within forty five (45) days (or such longer period as may be agreed to by the Required Holders acting in their sole discretion) of the Closing Date, the Loan Parties shall deliver to the Collateral Agent evidence, satisfactory in form and substance to the Required Holders, of the release of any Lien or other security interest related to the EIDL Loan.

(d)

Specified Licenses Subsidiaries.  Within ninety (90) days (or such longer period as may be agreed to by the Required Holders acting in their reasonable discretion) of the Closing Date, the Loan Parties shall cause all Specified Licenses to be transferred to and held by a Specified License Subsidiary.

8.18

Further Assurances.  Each Loan Party will, and will cause each of its Subsidiaries to, take any action reasonably requested by the Collateral Agent or the Required Holders in order to effectuate the purposes and terms contained in this Agreement and any of the Note Documents.

ARTICLE 9
NEGATIVE COVENANTS

Until the payment in full in Cash of all of the Obligations, the Loan Parties hereby jointly and severally covenant and agree with the Holders as follows:

9.1

Limitations on Debt.

  No Loan Party shall, nor shall any Loan Party permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Debt, without the Required Holders’ prior written consent (which may be withheld in Required Holders’ sole discretion), except for (a) the Obligations, and (b) the Debt set forth on Schedule 6.24.

9.2

Liens.

  No Loan Party shall, nor shall any Loan Party permit any of its Subsidiaries to,  create or permit to exist any Lien on any of its real or personal properties, assets or rights of whatsoever nature (whether now owned or hereafter acquired), except:

(a)

Liens for Taxes or other governmental charges not at the time delinquent or thereafter payable without penalty or being contested in good faith by appropriate proceedings and, in each case, for which it maintains adequate reserves in accordance with GAAP;

(b)

Liens on assets arising out of pledge or deposits under workers’ compensation, unemployment insurance, pension, social security, retirement benefits or similar legislation in the ordinary course of business consistent with past practice;

(c)

capital leases to the extent permitted under Section 9.1;

(d)

Liens subordinated to the Liens securing the Obligations on terms and conditions acceptable to Required Holders in their sole discretion;

(e)

Liens securing the Obligations;

(f)

deposits to secure the performance of bids, trade contracts and leases (other than Debt), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

(g)

easements, rights-of-way, restrictions and other similar encumbrances affecting real property which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the applicable Person;

(h)

Liens securing judgments for the payment of money not constituting an Event of Default under Section 11.1(j);

(i)

any interest of title of a lessor under, and Liens arising from UCC financing statements (or equivalent filings, registrations or agreements in foreign jurisdictions) relating to, leases permitted by this Agreement;

(j)

Liens (including the right of set-off) in favor of a bank or other depository institution arising as a matter of law encumbering deposits;

(k)

Liens of a collecting bank arising under Section 4-210 of the Uniform Commercial Code on items in the course of collection; and

(f)

Liens securing the EIDL Loan.

9.3

Restricted Payments.  Except for dividends and distributions to the Company to the extent necessary to permit the Company to maintain its legal existence and to pay reasonable out-of-pocket general administrative costs and expenses incurred in connection therewith which are disclosed in writing to the Holders not later than five (5) Business Days prior to the payment thereof and except for stock options offered to the Company’s board members as disclosed in the Company’s SEC Documents, none of the Company nor any of its Subsidiaries shall (a) declare or pay any dividends on any of its Capital Stock, (b) purchase or redeem any Capital Stock, (c) make any other distribution to holders of its Capital Stock, (d) prepay, purchase or redeem any other Debt that is subordinated to the Obligations, or (e) set aside funds for any of the foregoing.

9.4

Loans.  The Company shall not, nor shall the Company permit any of its Subsidiaries to, make any loans or pay any advances of any nature whatsoever to any Person, except advances in the ordinary course of business to (a) other Loan Parties, vendors, suppliers and contractors and (b) officers, managers and employees for travel and other business expenses in accordance with the policies of the Company or such Subsidiary as in effect on the date hereof.

9.5

Investments.  No Loan Party shall, nor shall any Loan Party permit any of its Subsidiaries to, make or suffer to exist any investments or commitments therefor, without the prior written consent of the Required Holders, except (a) Cash Equivalents (b) extensions of credit in the nature of accounts receivable or notes receivable arising from the sales of goods or services to unaffiliated third parties in the ordinary course of business; (c) investments received in connection with any Insolvency

Proceedings in respect of any customers, suppliers or clients of the Company; (d) investments in the Subsidiaries existing on the date hereof; and (e) Capital Expenditures permitted by Section 9.11.

9.6

Mergers, Consolidations, Sales.  No Loan Party shall, nor shall any Loan Party permit any of its Subsidiaries to, without the prior written consent of the Required Holders, be a party to any merger or consolidation, or purchase or otherwise acquire all or substantially all of the assets or any stock of any class of, or any partnership or joint venture interest in, any other Person, or, except in the ordinary course of its business, sell, transfer, convey or lease all or any substantial part of its assets, unless in connection with any such transaction all amounts owing under the Notes are paid in full.  Notwithstanding the foregoing provisions of this Section 9.6, (a) any Subsidiary of the Company may be merged or consolidated with or into the Company and (b) any Subsidiary of the Company may sell, lease, transfer or otherwise dispose of its Property (upon voluntary liquidation or otherwise) to the Company; provided, that the Company may transfer or cause the transfer of any Specified License owned by any Loan Party to another newly created Loan Party (any such Loan Party, a “Specified License Subsidiary”) so long as, after giving effect to such transfer and at all times thereafter until the Obligations are paid in full, such Loan Party shall not have any other material assets other than the transferred Specified Licenses and no obligations of any kind or nature except for Intellectual Property license agreement(s) between such Loan Party and another Loan Party.

9.7

Subsidiaries.

(a)

The Company will, on the Closing Date, cause each of its Subsidiaries (other than any Excluded Subsidiary) to (i) grant to the Collateral Agent, for the benefit of the Holders, a perfected security interest in, and Lien on, all Collateral owned by such Person by delivering to the Collateral Agent the Security Agreement, each other Collateral Document or such other document as the Collateral Agent shall deem appropriate for such purpose and comply with the terms of each Collateral Document, (ii) execute the Security Agreement as a Guarantor of the Obligations, (iii) deliver to the Collateral Agent such documents and certificates referred to in Section 4.1 as may be reasonably requested by the Required Holders or otherwise necessary or desirable to create or perfect Collateral Agent’s Lien on the Collateral, and (iv) deliver to the Collateral Agent and the Holders such other documents as may be reasonably requested by the Collateral Agent and the Required Holders, in each case, in form, content and scope reasonably satisfactory to the Required Holders.

(b)

Except for any Specified License Subsidiaries, the Company shall not create any Subsidiary or invest in or acquire minority interests in any other entity without the prior written consent of the Required Holders. Subject to the first sentence of this Section 9.7, if any Loan Party creates, forms or acquires any Subsidiary on or after the Closing Date, such Subsidiary shall become a Loan Party hereunder and agrees to assume all obligations of Company hereunder as if such Subsidiary was an issuer of the Note on the Closing Date.  The Company will promptly thereafter (and in any event within three (3) days after such creation or acquisition), cause such Person to (i) grant to the Collateral Agent, for the benefit of the Holders, a perfected security interest in, and Lien on, all Collateral owned by such Person by delivering to the Collateral Agent a duly executed supplement to each Collateral Document or such other document as the Collateral Agent shall deem appropriate for such purpose and comply with the terms of each Collateral Document, (ii) deliver to the Collateral Agent such original Capital Stock or other certificates and stock or other transfer powers evidencing the Capital Stock of such Person (if such Capital Stock is certificated), (iii) if such Capital Stock is not certificated, deliver an irrevocable proxy and other documentation reasonably requested by the Collateral Agent to perfect the Collateral Agent’s security interest in such Capital Stock, in form and substance reasonably satisfactory to the Required Holders, (iv) execute a joinder to the Security Agreement joining such Subsidiary as a Guarantor of the Obligations, as if such Subsidiary had been a guarantor of the Obligations on the Closing Date, (v) deliver to the Collateral Agent such documents and certificates referred to in Section 4.1 as may be reasonably requested by the Required Holders, (vi) deliver to the Collateral Agent and the Holders such updated schedules to the Note Documents as requested by the Required Holders with regard to such Person and (vii) deliver to the Collateral Agent and the Holders such other documents as may be reasonably requested by the Collateral Agent and the Required Holders, in each case, in form, content and scope reasonably satisfactory to the Required Holders.

9.8

Amendment to Organizational Documents.  Except for an amendment and restatement of the Bylaws of the Company providing for customary updates and modernization, the Company will not, nor will it permit any of its Subsidiaries to amend, modify or waive any term or material provision of such Person’s Organizational Documents unless (a) required by law or (b) such amendment, modification or waiver would not be adverse to the Holders’ rights under the Note Documents or any Loan Party’s obligations under the Note Documents, and the Loan Parties provide the Holders not less than ten (10) days’ prior written notice of such amendment, modification or waiver.

9.9

Restrictive Agreements.  No Loan Party will be or become, or cause or permit any Subsidiary to be or become, a party to any contract or agreement which at the time of becoming a party to such contract or agreement materially limits such Person’s ability to perform under this Agreement or under any other Note Document without the prior written consent of the Required Holders.

9.10

Capital Expenditures.  No Loan Party shall make, or cause or permit any Subsidiary to make, any Capital Expenditure or enter into any Capitalized Lease if the aggregate amount of all Capital Expenditures (including the Capital Expenditure in question) made by the Loan Parties and their Subsidiaries, determined on a consolidated basis, during any Fiscal Year made or required to be made by the Loan Parties and their Subsidiaries, determined on a consolidated basis during such Fiscal Year would exceed $50,000.

9.11

Transactions with Affiliates.  No Loan Party shall, nor permit any of its Subsidiaries to, directly or indirectly enter into or permit to exist any material transaction with any Affiliate of any Loan Party or any of its Subsidiaries except for the transactions set forth on Schedule 9.11, or other transactions that are in the ordinary course of any Loan Parties’ and its Subsidiaries’ business, upon fair and reasonable terms that are no less favorable to such Loan Party or such Subsidiary than would be obtained in an arm’s length transaction with a non-affiliated Person.

9.12

Additional Negative Pledges.  Create or otherwise cause or suffer to exist or become effective, directly or indirectly, (a) any prohibition or restriction (including any agreement to provide equal and ratable security to any other Person in the event a Lien is granted to the Collateral Agent or for the benefit of the Holders) on the creation or existence of any Lien upon the assets of the Company or any Subsidiary, other than Permitted Liens or (b) any Contractual Obligation which may restrict or inhibit the Collateral Agent’s or any Holder’s rights or ability to sell or otherwise dispose of the Collateral or any part thereof after the occurrence of an Event of Default.

9.13

Use of Proceeds.  No Loan Party shall use any proceeds of the sale of the Notes hereunder to, directly or indirectly, purchase or carry any “margin stock” (as defined in Regulation U of the Board of Governors of the Federal Reserve System) or to extend credit to others for the purpose of purchasing or carrying any “margin stock” in violation of the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System.

9.14

Fiscal Year and Accounting Changes.  No Loan Party shall change its fiscal year from December 31 or make any significant change (a) in accounting treatment and reporting practices except as required by GAAP or (b) in Tax reporting treatment except as required by law.

9.15

Disposition of Assets.  The Loan Parties shall not sell, assign, lease, convey, transfer or otherwise dispose of all or any portion of any Property (including accounts receivable, with or without recourse) or enter into any agreement to do any of the foregoing other than in the ordinary course of business or as permitted by the Security Agreement.

9.16

No Settlement.  The Company shall not settle any dispute, litigation or claim involving the Company (including the execution of any confession of judgment or similar instrument) other than out of court settlements of accounts receivable with its customers and accounts payables with its vendors in the ordinary course of business.

ARTICLE 10
AGENCY PROVISIONS

10.1

Appointment and Authority. Each Holder hereby irrevocably appoints CCUR Holdings, Inc. to act on its behalf as Collateral Agent hereunder and under all of the other Collateral Documents and authorizes the Collateral Agent to take such actions on its behalf and to exercise such powers as are delegated to the Collateral Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto.  Except as specifically set forth in Section 10.4(b), the provisions of this Article 10 are solely for the benefit of the Collateral Agent and the Holders, and no other party shall have (a) obligations under this Article 10 or (b) rights as a third party beneficiary of any of such provisions.

10.2

Rights as a Holder. The Person serving as Collateral Agent hereunder shall have the same rights and powers in its capacity as a Holder as any other Holder and may exercise the same as though it were not Collateral Agent and the term “Holder” or “Holders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as Collateral Agent hereunder in its individual capacity.

10.3

Exculpatory Provisions; Indemnification. The Collateral Agent shall not have any duties or obligations except those expressly set forth herein and in the other Note Documents.  Without limiting the generality of the foregoing, the Collateral Agent:

(a)

shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;

(b)

shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Note Documents that the Collateral Agent is required to exercise as directed in writing by the Required Holders (or such other number or percentage of Holders as shall be expressly provided for herein or in the other Note Documents), provided, however, that the Collateral Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Collateral Agent to liability or that is contrary to any Note Document or applicable Requirements of Law;

(c)

shall not, except as expressly set forth herein and in the other Note Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Loan Parties or any of its Affiliates that is communicated to or obtained by the Person serving as Collateral Agent or any of its Affiliates in any capacity;

(d)

shall not be liable to any Holder for any action taken or not taken by it the absence of its own gross negligence or willful misconduct;

(e)

shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to the Collateral Agent in its capacity as such by a Loan Party or a Holder; and

(f)

shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement, the Security Agreement or any other Note Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Event of Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Note Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in any Note Document, other than to confirm receipt of items expressly required to be delivered to the Collateral Agent in its capacity as such.

By accepting the benefits of this Agreement, each Holder severally agrees (A) to reimburse the Collateral Agent, on demand, in the amount of its ratable share from time to time (based on the principal amount of the Notes of such Holder) for any expenses referred to in this Agreement or in any document securing Obligations owed to such Holder and/or any other reasonable expenses incurred by the Collateral Agent in connection with the enforcement and protection of the rights of the Collateral Agent and the Holders which shall not have been paid or reimbursed by any Loan Party or paid from the proceeds of Collateral or as provided herein or therein and (B) to indemnify and hold harmless the Collateral Agent and its Affiliates and its and their respective directors, officers, employees, agents and attorneys on demand, in the amount of such ratable share, from and against any and all liabilities, Taxes, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements referred to in this Agreement and/or incurred by the Collateral Agent in connection with this Agreement or in any document securing the Obligations or the enforcement and protection of the rights of Holders, to the extent the same shall not have been reimbursed by any Loan Party or paid from the proceeds of Collateral as provided herein; provided, however, in each case, that no Holder shall be liable to the Collateral Agent and its Affiliates and its and their respective directors, officers, employees, agents and attorneys for any portion of such expenses, liabilities, Taxes, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or willful misconduct of such Person.

10.4

Reliance.

(a)

The Collateral Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person.  The Collateral Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon.  The Collateral Agent may consult with legal counsel, independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

(b)

The Loan Parties shall be entitled to rely, and shall be fully protected in relying (without investigation or inquiry), upon the Collateral Agent in any instance where the Collateral Agent purports to be acting on behalf of one or more Holders or the Required Holders.

10.5

Delegation of Duties. The Collateral Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Note Document by or through any one or more sub agents appointed by the Collateral Agent.  The Collateral Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Affiliates.  The exculpatory provisions of this Article 10 shall apply to any such sub-agent and to the Affiliates of the Collateral Agent and any such sub-agent.

10.6

Resignation of the Collateral Agent. The Collateral Agent may at any time give notice of its resignation to each Holder, Holdings and the Company.  Upon receipt of any such notice of resignation, the Required Holders shall have the right, in consultation with the Company, to appoint a successor.  If no such successor shall have been so appointed by the Required Holders and shall have accepted such appointment within thirty (30) days after the retiring Collateral Agent gives notice of its resignation, then such resignation shall nonetheless become effective in accordance with such notice and (a) the retiring Collateral Agent shall be discharged from its duties and obligations hereunder and under the other Note Documents and (b) all payments, communications and determinations provided to be made by, to or through the Collateral Agent shall instead be made by or to each Holder directly, until such time as the Required Holders appoint a successor Collateral Agent as provided for above in this paragraph.  Upon the acceptance of a successor’s appointment as Collateral Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Collateral Agent, and the retiring Collateral Agent shall be discharged from all of its duties and obligations hereunder or under the other Note Documents (if not already discharged therefrom as provided above in this paragraph).  After the retiring Collateral Agent’s resignation hereunder and under the other Note Documents, the provisions of this Article 10 shall continue in effect for the benefit of such retiring Collateral Agent, its sub-agents and their respective Affiliates in respect of any actions taken or omitted to be taken by any of them while the retiring Collateral Agent was acting as Collateral Agent.

10.7

Collateral Matters. The Holders irrevocably authorize the Collateral Agent, subject to the approval of the Required Holders, at its option and in its discretion:

(a)

to release any Lien on any Collateral granted to or held by the Collateral Agent, for the ratable benefit of itself and the Holders, under this Agreement or any other Note Document (A) upon repayment in full of the Obligations, (B) that is sold or to be sold as part of or in connection with any sale permitted hereunder or under any other Note Document, or (C) subject to the terms of this Agreement, if approved, authorized or ratified in writing by the Required Holders; and

(b)

to subordinate any Lien on any Collateral granted to or held by the Collateral Agent under any Note Document to the holder of any Lien on such Collateral that is permitted by Section 9.2 hereof.

Upon request by the Collateral Agent at any time, the Holders will confirm in writing the Collateral Agent’s authority to release or subordinate its interest in particular types or items of property pursuant to this Section 10.7.

10.8

Sharing of Collateral. Until all of the Obligations are paid in full, all Collateral or proceeds thereof received by any Holder other than the Collateral Agent, in connection with the exercise of any right or remedy relating to the Collateral or otherwise shall be segregated and held in trust and forthwith paid over or delivered (a) to the Collateral Agent, for the ratable benefit of itself and the other Holders, in the same form as received together with any necessary endorsements, or (b) as a court of competent jurisdictions may otherwise direct.

10.9

Erroneous Payments.

(a)

If the Collateral Agent (x) notifies a Holder or any Person who has received funds on behalf of a Holder (any such Holder or other recipient (and each of their respective successors and assigns), a “Payment Recipient”) that the Collateral Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds (as set forth in such notice from the Collateral Agent) received by such Payment Recipient from the Collateral Agent or any of its Affiliates were erroneously or mistakenly transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Holder Party or other Payment Recipient on its behalf)  (any such funds, whether  transmitted or received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and (y) demands in writing the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Collateral Agent pending its return or repayment as contemplated below in this Section 10.9 and held in trust for the benefit of the Collateral Agent, and such Holder shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than three (3) Business Days thereafter (or such later date as the Collateral Agent may, in its sole discretion, specify in writing), return to the Collateral Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received). A notice of the Collateral Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error.

(b)

Without limiting immediately preceding clause (a), each Holder or any Person who has received funds on behalf of a Holder (and each of their respective successors and assigns), agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Collateral Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in this Agreement or in a notice of payment, prepayment or repayment sent by the Collateral Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Collateral Agent (or any of its Affiliates), or (z) that such Holder, or other such recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part), then in each such case:

(i)

it acknowledges and agrees that (A) in the case of immediately preceding clauses (x) or (y), an error and mistake shall be presumed to have been made (absent written confirmation from the Collateral Agent to the contrary) or (B) an error and mistake has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and

(ii)

such Holder shall use commercially reasonable efforts to (and shall use commercially reasonable efforts to cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within two Business Days of its knowledge of the occurrence of any of the circumstances described in immediately preceding clauses (x), (y) and (z)) notify the Collateral Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Collateral Agent pursuant to this Section 10.9(b).

For the avoidance of doubt, the failure to deliver a notice to the Collateral Agent pursuant to this Section 10.9(b) shall not have any effect on a Payment Recipient’s obligations pursuant to Section 10.9(a) or on whether or not an Erroneous Payment has been made.

(c)

Each Holder hereby authorizes the Collateral Agent to set off, net and apply any and all amounts at any time owing to such Holder under any Note Document, or otherwise payable or distributable by the Collateral Agent to such holder under any Note Document with respect to any payment of principal, interest, fees or other amounts, against any amount that the Collateral Agent has demanded to be returned under immediately preceding clause (a).

(d)

(i) In the event that an Erroneous Payment (or portion thereof) is not recovered by the Collateral Agent for any reason, after demand therefor in accordance with immediately preceding clause (a), from any Holder that has received such Erroneous Payment (or portion thereof) (and/or from any Payment Recipient who received such Erroneous Payment (or portion thereof) on its respective behalf)  (such unrecovered amount, an “Erroneous Payment Return Deficiency”), upon the Collateral Agent’s notice to such Holder at any time, then effective immediately (with the consideration therefor being acknowledged by the parties hereto), (A) such Holder shall be deemed to have assigned its Notes (but not any commitments to purchase Notes) with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Class”) in an amount equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Collateral Agent may specify) (such assignment of the Notes (but not commitments to purchase Notes) of the Erroneous Payment Impacted Class, the “Erroneous Payment Deficiency Assignment”) (on a cashless basis and such amount calculated at par plus any accrued and unpaid interest (with the assignment fee to be waived by the Collateral Agent in such instance)), and is hereby (together with the Company) deemed to execute and deliver an assignment and assumption as to which the Collateral Agent and such parties are participants with respect to such Erroneous Payment Deficiency Assignment, and such Holder shall deliver any Notes to the Company or the Collateral Agent (but the failure of such Person to deliver any such Notes shall not affect the effectiveness of the foregoing assignment), (B) the Collateral Agent as the assignee Holder shall be deemed to have acquired the Erroneous Payment Deficiency Assignment, (C) upon such deemed acquisition, the Collateral Agent as the assignee Holder shall become a Holder, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment and the assigning Holder shall cease to be a Holder, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment, excluding, for the avoidance of doubt, its obligations under the indemnification provisions of this Agreement and its applicable commitments to purchase Notes which shall survive as to such assigning Holder, (D) the Collateral Agent and the Company shall each be deemed to have waived any consents required under this Agreement to any such Erroneous Payment Deficiency Assignment, and (E) the Collateral Agent will reflect in the register its ownership interest in the Notes subject to the Erroneous Payment Deficiency Assignment. For the avoidance of doubt, no Erroneous Payment Deficiency Assignment will reduce the commitments of any Holder to purchase Notes and such commitments to purchase Notes shall remain available in accordance with the terms of this Agreement.  (ii)  Subject to Section 13.3 (but excluding, in all events, any assignment consent or approval requirements (whether from the Company or otherwise)), the Collateral Agent may, in its discretion, sell any Notes acquired pursuant to an Erroneous Payment Deficiency Assignment and upon receipt of the proceeds of such sale, the Erroneous Payment Return Deficiency owing by the applicable Holder shall be reduced by the net proceeds of the sale of such Note (or portion thereof), and the Collateral Agent shall retain all other rights, remedies and claims against such Holder (and/or against any recipient that receives funds on its respective behalf). In addition, an Erroneous Payment Return Deficiency owing by the applicable Holder (x) shall be reduced by the proceeds of prepayments or repayments of principal and interest, or other distribution in respect of principal and interest, received by the Collateral Agent on or with respect to any such Notes acquired from such Holder pursuant to an Erroneous Payment Deficiency Assignment (to the extent that any such Notes are then owned by the Collateral Agent) and (y) may, in the sole discretion of the Collateral Agent, be reduced by any amount specified by the Collateral Agent in writing to the applicable Holder from time to time.

(e)

The parties hereto agree that (x) irrespective of whether the Collateral Agent may be equitably subrogated, in the event that an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, the Collateral Agent shall be subrogated to all the rights and interests of such Payment Recipient (and, in the case of any Payment Recipient who has received funds on behalf of a Holder, to the rights and interests of such Holder) under the Note Documents with respect to such amount (the “Erroneous Payment Subrogation Rights”) (provided that the Loan Parties’ Obligations under the Note Documents in respect of the Erroneous Payment Subrogation Rights shall not be duplicative of such Obligations in respect of Notes that have been assigned to the Collateral Agent under an Erroneous Payment Deficiency Assignment) and (y) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Company or any other Loan Party; provided that this Section 10.9 shall not be interpreted to increase (or accelerate the due date for), or have the effect of increasing (or accelerating the due date for), the Obligations of the Company relative to the amount (and/or timing for payment) of the Obligations that would have been payable had such Erroneous Payment not been made by the Collateral Agent; provided, further, that for the avoidance of doubt, immediately preceding clauses (x) and (y) shall not apply to the extent any such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Collateral Agent from the Company for the purpose of making such Erroneous Payment.

(f)

To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Collateral Agent for the return of any Erroneous Payment received, including, without limitation, any defense based on “discharge for value” or any similar doctrine.

(g)

Each party’s obligations, agreements and waivers under this Section 10.9 shall survive the resignation or replacement of the Collateral Agent, any transfer of rights or obligations by, or the replacement of, a Holder, and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Note Document.

ARTICLE 11
EVENTS OF DEFAULT

11.1

Events of Default.  The occurrence of any one or more of the following events shall constitute an “Event of Default”:

(a)

Default in the payment, after such amounts become due, of the principal (including capitalized interest added to principal) of the Notes (whether at redemption, upon acceleration or otherwise) or any Premium, or, within three (3) Business Days after such amounts become due, of any interest accrued thereon, any fees payable in connection therewith;

(b)

Failure by the Company or any of its Subsidiaries to comply with Section 8.16 of this Agreement and such failure continues unremedied for a period of thirty (30) days (or such longer period as may be agreed to by the Required Holders);

(c)

Any representation or warranty made by or on behalf of any Loan Party in any of the Note Documents, or any document contemplated by the Note Documents, is incorrect in any material respect (or in any respect if such representation, warranty, or financial statement is by its terms already qualified as to materiality) when made (or deemed made);

(d)

Failure by the Company or any of its Subsidiaries to comply with any term, covenant or provision contained in Sections 8.1, 8.2, 8.3, 8.9, 8.12, 8.17 or Article 9 of this Agreement;

(e)

Failure by any Loan Party to comply with or to perform any other provision of this Agreement (and not constituting an Event of Default under any other provision of this Article 11) and such failure continues unremedied for a period of thirty (30) days (or such longer period as may be agreed to by the Required Holders) after the earlier of (i) written notice thereof is received by any Loan Party in accordance with Section 13.2 or (ii) a Loan Party obtains knowledge of such failure;

(f)

Failure of any Loan Party or any Subsidiary to pay within fifteen (15) days from the date due therefor (or after the expiration of any applicable grace periods) any payments under any payable or other obligation of the Company or its Subsidiaries exceeding $100,000; or the default by such Loan Party or any Subsidiary in the performance (beyond the applicable grace period with respect thereto, if any) of any term, provision or condition contained in any agreement pursuant to which any such payable or obligation was created or is governed (after the expiration of any applicable cure period, if any), or any other event shall occur or condition exist, the effect of which default or event is to cause, or to permit the holder or the applicable counterparty to cause, such payable or obligation to become due prior to its stated maturity;

(g)

After the passing of any notice and opportunity to cure provided in such agreement, default in the payment within fifteen (15) days from the date due therefor (or after the expiration of any applicable grace periods), or in the performance or observance of, any material obligation of, or condition agreed to by any Loan Party or any Subsidiary with respect to any material purchase or lease of goods or services of $100,000 or more;

(h)

Any Loan Party or any Subsidiary (i) ceases or fails to be Solvent, or generally fails to pay, or admits in writing its inability to pay, its debts as they become due; (ii) voluntarily ceases to conduct its business in the ordinary course; (iii) commences any Insolvency Proceeding with respect to itself; or (iv) takes any action to effectuate or authorize any of the foregoing;

(i)

Any involuntary Insolvency Proceeding is commenced or filed against any Loan Party or any Subsidiary, or any writ, judgment, warrant of attachment, warrant of execution or similar process is issued or levied against a substantial part of any Loan Party’s or Subsidiary’s properties which is not stayed or dismissed within sixty (60) days; (ii) any Loan Party or any Subsidiary admits the material allegations of a petition against it in any Insolvency Proceeding, or an order for relief (or similar order under non-U.S. law) is ordered in any Insolvency Proceeding; or (iii) any Loan Party or any Subsidiary acquiesces in the appointment of a receiver, trustee, custodian, conservator, liquidator, mortgagee in possession (or agent therefor) or other similar Person for itself or a substantial portion of its property or business;

(j)

Other than as forth on Schedule 11.1(j), one or more judgments, orders, decrees or arbitration awards is entered against a Loan Party or any Subsidiary involving in the aggregate a liability (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage), as to any single or related series of transactions, incidents or conditions, of $100,000 or more, and the same shall remain unvacated and unstayed pending appeal for a period of thirty (30) days after the entry thereof;

(k)

Any non-monetary judgment, order or decree is entered against a Loan Party or any Subsidiary which has or would reasonably be expected to have a Material Adverse Effect;

(l)

Any Loan Party shall fail to (i) maintain any Specified License or (ii) have all other required authorizations and licenses, in the case of clause (ii) solely to the extent the failure of which would have a Material Adverse Effect individually or in the aggregate.

(m)

Any Note Document shall cease to be in full force and effect; or any Loan Party or any Person by, through or on behalf of any Loan Party, shall contest in writing the validity or enforceability of any Note Document;

(n)

[reserved];

(o)

[reserved]; or

(p)

Subject to any Permitted Liens, the Security Agreement shall fail to secure a valid and perfected first priority lien on any Collateral (as defined in the Security Agreement), including, without limitation, one hundred percent (100%) of the Capital Stock of each Subsidiary of the Company (other than any Excluded Subsidiary) or such lesser amount of the Capital Stock of any Foreign Subsidiary (as defined in the Security Agreement) to the extent set forth in the Security Agreement).

11.2

Acceleration.  If an Event of Default occurs under Section 11.1(h) or (i), then the outstanding principal of, and unpaid interest and Premium on the Notes shall automatically become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are expressly waived.  If any other Event of Default occurs and is continuing, the Required Holders, by written notice to the Company, may declare the principal of, and unpaid interest and Premium on the Notes to be due and payable immediately.  Upon any such declaration of acceleration, such principal and interest shall become immediately due and payable, each holder of any Note shall be entitled to exercise all of its rights and remedies hereunder and under its Note whether at law or in equity.

11.3

Set-Off.  Upon the occurrence and during the continuation of an Event of Default, in addition to all other rights and remedies that may then be available to any Holder of Notes, each such Holder is hereby authorized at any time and from time to time, without notice to the Company (any such notice being expressly waived by the Company) to set off and apply any and all indebtedness at any time owing by such Holder to or for the credit or the account of the Company or its Subsidiaries against all amounts which may be owed to such Holder by the Company or its Subsidiaries in connection with this Agreement, any Notes or any other Note Document.  If any Holder of Notes shall obtain from any Company payment of any principal of or interest on any Note or payment of any other amount under this Agreement or any Note held by it or any other Note Document through the exercise of any right of set-off, and, as a result of such payment, such Holder shall have received a greater percentage of the principal, interest or other amounts then due hereunder by the Company to such Holder than the percentage received by any other Holders, it shall promptly make such adjustments with such other Holders from time to time as shall be equitable, to the end that all the Holders of Notes shall share the benefit of such excess payment (net of any expenses which may be incurred by such Holder in obtaining or preserving such excess payment) pro rata in accordance with the unpaid principal and/or interest on the Notes or other amounts (as the case may be) owing to each of the Holders of the Notes.  To such end, all the Holders of the Notes shall make appropriate adjustments among themselves if such payment is rescinded or must otherwise be restored.  Any Holder of any Note taking action under this Section 11.3 shall promptly provide notice to the Company of any such action taken; provided, that the failure of such Holder to provide such notice shall not prejudice its rights hereunder.

11.4

Cumulative Remedies.  The enumeration of the rights and remedies of the Collateral Agent and the Holders set forth in this Agreement is not intended to be exhaustive and the exercise by the Collateral Agent and the Holders of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative, and shall be in addition to any other right or remedy given hereunder or under the other Note Documents or that may now or hereafter exist at law or in equity or by suit or otherwise.  No delay or failure to take action on the part of the Collateral Agent or the Holders in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any Event of Default.  No course of dealing between the Company, the Collateral Agent, the Holders or their respective agents or employees shall be effective to change, modify or discharge any provision of this Agreement or any of the other Note Documents or to constitute a waiver of any Event of Default.

ARTICLE 12
INDEMNIFICATION

12.1

Indemnification.  In addition to all other sums due hereunder or provided for in this Agreement, the Company and its Subsidiaries, jointly and severally, shall indemnify and hold harmless the Collateral Agent, each Holder and their respective Affiliates and their respective officers, directors, agents, employees, Subsidiaries, partners, members, attorneys, accountants, controlling persons and representatives (each, an “Indemnified Party”) to the fullest extent permitted by law from and against any and all losses, claims, damages, expenses (including, without limitation, reasonable fees, disbursements and other charges of counsel and costs of investigation incurred by an Indemnified Party in any action or proceeding between the Company or any of its Subsidiaries and such Indemnified Party (or Indemnified Parties) or between an Indemnified Party (or Indemnified Parties) and any third party or otherwise) or other liabilities or losses  (collectively, “Liabilities”), in each case resulting from or arising out of any breach of any representation or warranty, covenant or agreement of the Company or any of its Subsidiaries in this Agreement or any other Note Document, including, without limitation, the failure to make payment when due of amounts owing pursuant to this Agreement or any other Note Document, on the due date thereof (whether at the scheduled maturity, by acceleration or otherwise) or any legal, administrative or other actions (including, without limitation, actions brought by any holders of equity or Debt of the Company or any of its Subsidiaries or derivative actions brought by any Person claiming through or in the Company’s or any of its Subsidiaries’ name), proceedings or investigations (whether formal or informal), or written threats thereof, based upon, relating to or arising out of the Note Documents, the transactions contemplated thereby, or any Indemnified Party’s role therein or in the transactions contemplated thereby; provided, however, that the Company and its Subsidiaries shall not be liable under this Section 12.1 to an Indemnified Party to the extent such Liabilities resulted solely from the willful misconduct or gross negligence of such Indemnified Party, as determined by a final, non-appealable order of a court of competent jurisdiction; provided, further, that if and to the extent that such indemnification is unenforceable for any reason other than willful misconduct or gross negligence, the Company and its Subsidiaries, jointly and severally, shall make the maximum contribution to the payment and satisfaction of such Liabilities which shall be permissible under Requirements of Law.  In connection with the obligation of the Company and its Subsidiaries to indemnify for expenses as set forth above, each of the Company and its Subsidiaries further agrees, upon presentation of invoices, to reimburse each Indemnified Party for all such expenses (including, without limitation, reasonable fees, disbursements and other charges of counsel and costs of investigation incurred by an Indemnified Party in connection with any Liabilities) as they are incurred by such Indemnified Party.

12.2

Procedure; Notification.  Each Indemnified Party under this Article 12 will, after the receipt of notice of the commencement of any action, investigation, claim or other proceeding against such Indemnified Party in respect of which indemnity may be sought from the Company and its Subsidiaries under this Article 12, notify the Company in writing of the commencement thereof.  The omission of any Indemnified Party to so notify the Company of any such action shall not relieve the Company or any of its Subsidiaries from any liability which it may have to such Indemnified Party unless such omission substantially and irrevocably impairs the Company’s or any of its Subsidiaries’ ability to defend the action, claim or other proceeding.  In case any such action, claim or other proceeding shall be brought against any Indemnified Party and it shall notify the Company of the commencement thereof, the Company shall be entitled to assume the defense thereof at its own expense, with counsel satisfactory to such Indemnified Party in its reasonable judgment; provided, that any Indemnified Party may, at its own expense, retain separate counsel to participate in such defense.  Notwithstanding the foregoing, in any action, claim or proceeding in which the Company or any of its Subsidiaries, on the one hand, and an Indemnified Party, on the other hand, is, or is reasonably likely to become, a party, such Indemnified Party shall have the right to employ separate counsel at the Company’s or such Subsidiary’s expense and to control its own defense of such action, claim or proceeding if, in the reasonable opinion of counsel to such Indemnified Party, a conflict or potential conflict exists between the Company or any of its Subsidiaries, on the one hand, and such Indemnified Party, on the other hand, that would make such separate representation advisable.  Each of the Company and its Subsidiaries agrees that it will not, without the prior written consent of the Required Holders, settle, compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated hereby (if any Indemnified Party is a party thereto or has been actually threatened to be made a party thereto) unless (i) such settlement, compromise or consent includes an unconditional release of the Collateral Agent and the Holders and each other Indemnified Party from all liability arising or that may arise out of such claim, action or proceeding (ii) the Company has provided reasonable prior notice thereof and (iii) t the Required Holders have provided its prior written consent to such settlement, compromise or consent, which consent will not be unreasonably withheld or delayed. The rights accorded to Indemnified Parties hereunder shall be in addition to any rights that any Indemnified Party may have at common law, by separate agreement or otherwise.

ARTICLE 13
MISCELLANEOUS

13.1

Survival of Representations and Warranties.  All of the representations and warranties made herein shall survive the execution and delivery of this Agreement, any investigation by or on behalf of the Collateral Agent or the Holders, acceptance of the Notes and payment therefor, or termination of this Agreement.

13.2

Notices.  All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier (with receipt confirmed), courier service, e-mail or personal delivery:

(a)

if to the Collateral Agent:

3800 N. Lamar Blvd.

Suite 200

Austin, TX 78756

Attention: Igor Volshteyn, Matthew Gerritsen

Email: igor.volshteyn@ccurholdings.com; matthew.gerritsen@ccurholdings.com

With a copy (which shall not constitute notice) to:

K&L Gates LLP

599 Lexington Avenue

New York, NY 10022

Facsimile:  (212) 536-3901

Attention:  Aaron S. Rothman, Esq.

Email:  Aaron.Rothman@klgates.com

(b)

if to a Purchaser:

as set forth below its name on the signature pages hereto

(c)

if to the Company or any Subsidiary:

500 N. Central Expressway

Suite 202

Plano, TX 75074

Attention: Chuck Griffin, Todd Murcer, Sean McEwen

Email: cgriffin@konatel.com; tmurcer@konatel.com; sean@konatel.com

With a copy (which shall not constitute notice) to:

Kutak Rock LLP

1801 California Street, Suite 3000

Denver, CO 80202

Attention: Stephen J. Ismert

Email: Stephen.Ismert@kutakrock.com

All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial overnight courier service; if mailed, five (5) Business Days after being deposited in the mail, postage prepaid; or if telecopied or e-mailed, when receipt is acknowledged (including by delivery receipt).

13.3

Successors and Assigns.

(a)

This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto.  Subject to applicable securities laws, the Holders may transfer any of its Notes in whole or in part and may assign its rights under the Note Documents at any time.  The Holders may, without the consent of the Company, assign, bifurcate, syndicate, sell, securitize or grant a participation in all or any portion of the Obligations in a private transaction not constituting a public offering, and the Company hereby agrees to cooperate in any such transaction; provided that unless a Default or an Event of Default has occurred and is continuing, no assignee of any Holder shall be a competitor of any Loan Party (as identified by the Company, acting reasonably, in writing to the Collateral Agent and the other Holders from time to time); provided further, that each assignee shall affirm the representation and warranties contained in Article 7.  Such transaction shall be negotiated, executed and performed at the transferring Holder’s cost and expense; provided that, the Company shall be responsible for its own legal fees in connection therewith.

(b)

The Company may not assign any of its rights, or delegate any of its obligations, under this Agreement without the prior written consent of the Required Holders, and any such purported assignment by the Company without the written consent of the Required Holders shall be void and of no effect.  Except as provided in Article 12, no Person other than the parties hereto and their successors and permitted assigns is intended to be a beneficiary of any of the Note Documents.

13.4

Amendment and Waiver.

(a)

No failure or delay on the part of any of the parties hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy.  The remedies provided for in this Agreement are cumulative and are not exclusive of any remedies that may be available to the parties hereto at law, in equity or otherwise.

(b)

Any amendment, waiver, supplement or modification of or to any provision of this Agreement, and any consent to any departure by any party from the terms of any provision of this Agreement, shall be effective (i) only if it is made or given in writing and signed by the Company and the Required Holders (unless such provision specifically states that such approval is only required by the Collateral Agent) and (ii) only in the specific instance and for the specific purpose for which made or given.

(c)

Except where notice is specifically required by this Agreement, no notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

13.5

Signatures; Counterparts; Electronic Execution.  Facsimile or other electronic transmissions (including via e-mailed .pdf) of any executed original document and/or retransmission of any executed facsimile or other electronic transmission shall be deemed to be the same as the delivery of an executed original.  At the request of any party hereto, the other parties hereto shall confirm facsimile or other electronic transmissions by executing duplicate original documents and delivering the same to the requesting party or parties.  This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Any signature (including, without limitation, (x) any electronic symbol or process attached to, or associated with, a contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record and (y) any facsimile or .pdf signature) hereto or to any other Note Document, certificate, agreement or document related to this transaction, and any contract formation or record-keeping, in each case, through electronic means, shall have the same legal validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Uniform Commercial Code and the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any similar state law based on the Uniform Electronic Transactions Act, and the parties hereto hereby waive any objection to the contrary.

13.6

Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

13.7

GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED IN ACCORDANCE WITH, AND ENFORCED UNDER, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW OF SUCH STATE.

13.8

JURISDICTION, JURY TRIAL WAIVER, ETC.

(a)

EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY AGREES THAT THE ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NOTES, OR ANY AGREEMENTS OR TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK

OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK AND HEREBY EXPRESSLY SUBMITS TO THE PERSONAL JURISDICTION AND VENUE OF SUCH COURTS FOR THE PURPOSES THEREOF AND EXPRESSLY WAIVES ANY CLAIM OF IMPROPER VENUE AND ANY CLAIM THAT ANY SUCH COURT IS AN INCONVENIENT FORUM.  EACH PARTY HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ITS ADDRESS SET FORTH IN SECTION 13.2.

(b)

EACH OF THE PARTIES HERETO HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, THE NOTES, OR ANY OF THE OTHER NOTE DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS.  EACH OF LOAN PARTIES AND THEIR SUBSIDIARIES (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE COLLATERAL AGENT OR ANY HOLDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE COLLATERAL AGENT OR ANY HOLDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (ii) ACKNOWLEDGES THAT THE COLLATERAL AGENT AND THE HOLDERS HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT, AND THE OTHER NOTE DOCUMENTS TO WHICH IT IS PARTY BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED HEREIN.

13.9

Severability.  If any one or more of the provisions contained in this Agreement, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions of this Agreement.  The parties hereto further agree to replace such invalid, illegal or unenforceable provision of this Agreement with a valid, legal and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid, illegal or unenforceable provision.

13.10

Rules of Construction.  Unless the context otherwise requires, “or” is not exclusive, and references to sections or subsections refer to sections or subsections of this Agreement.

13.11

Entire Agreement.  This Agreement, together with the exhibits and schedules hereto and the other Note Documents, is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained in this Agreement, the exhibits and schedules hereto and the other Note Documents.  There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein.  This Agreement, together with the exhibits and schedules hereto, and the other Note Documents supersede all prior agreements and understandings between the parties with respect to such subject matter.

13.12

Certain Expenses.  The Company will pay all expenses of the Collateral Agent and the Holders (including, without limitation, reasonable fees, charges and disbursements of counsel to the Collateral Agent and the Holders) in connection with (a) any enforcement, amendment, supplement, modification or waiver of or to any provision of this Agreement or any of the other Note Documents or any documents relating thereto (including, without limitation, a response to a request by the Company for the consent of the Required Holders or the Collateral Agent to any action otherwise prohibited hereunder or thereunder), (b) consent to any departure from, the terms of any provision of this Agreement or such other documents, and (c) any redemption of the Notes or any equity or other interests in the Company or any Subsidiary of the Company owned by such Holder.

13.13

Publicity.  Except as may be required by Requirements of Law (including filings by any Holder with the United States Securities Exchange Commission as required under the Securities Act or other applicable law), none of the parties hereto shall issue a publicity release or announcement or otherwise make any public disclosure concerning this Agreement or the transactions contemplated hereby, without prior approval by the other party hereto.  If any announcement is required by law to be made by any party hereto, prior to making such announcement such party will deliver a draft of such announcement to the other parties and shall give the other parties an opportunity to comment thereon.  Notwithstanding anything herein to the contrary, any party to this Agreement and the other Note Documents (and any employee, representative, or other agent of any such party) may disclose to any and all persons, without limitation of any kind, such party’s tax treatment and the tax structure of the Transactions and all materials of any kind (including opinions or other tax analyses) that are provided to it relating to such tax treatment and tax structure; provided, however, notwithstanding the above, any such information and materials shall be kept confidential to the extent necessary to comply with applicable securities laws.  Notwithstanding anything herein to the contrary, the Company shall be permitted to disclose this Agreement and the Note Documents to any Governmental Authority in connection with any licensing or accreditation necessary or desirable to the conduct of the Company’s business (it being understood that the Company shall provide advance notice of such disclosure to the Holders, to the extent practicable).

13.14

Further Assurances.  Each of the parties hereto shall execute such documents and perform such further acts (including, without limitation, obtaining any consents, exemptions, authorizations, or other actions by, or giving any notices to, or making any filings with, any Governmental Authority or any other Person) as may be required or desirable to carry out or to perform the provisions of this Agreement, including without limitation, any post-closing assignment(s) by any Holder of a portion of the Notes to a Person not currently a party hereto, subject to the limitations set forth herein.

13.15

No Strict Construction.  The parties hereto have participated jointly in the negotiation and drafting of this Agreement and the other Note Documents.  In the event an ambiguity or question of intent or interpretation arises under any provision of this Agreement or any Note Document, this Agreement or such other Note Document shall be construed as if drafted jointly by the parties thereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement or any other Note Document.  No knowledge of, or investigation, including without limitation, due diligence investigation, conducted by, or on behalf of, the Collateral Agent or any Holder shall limit, modify or affect the representations set forth in Article 6 of this Agreement or the right of any Holder to rely thereon.

13.16

Confidentiality.  Each Holder agrees, so long as no Event of Default has occurred and is continuing, to use reasonable efforts to maintain, in accordance with its customary practices, the confidentiality of the Confidential Information, except that Confidential Information may be disclosed (a) to its and its Affiliates’ Related Persons, and such Holder’s or its Affiliates’  underlying investors, beneficial owners or prospective investors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent required or requested by any regulatory authority purporting to have jurisdiction over such Person or its Affiliates (including any self-regulatory authority, such as the National Association of Insurance Commissioners or the United States Small Business Administration), (c) to the extent required by any Requirement of Law or by any subpoena or similar legal process; provided that, other than in connection with routine regulatory examinations, prior notice shall have been given to the Company, to the extent permitted by applicable laws or regulations, so that the Loan Parties may seek an appropriate protective order, and if, failing the entry of a protective order, any Holder is, in the opinion of its counsel, compelled to disclose Confidential Information, it may disclose that portion of the Confidential Information that its counsel advises that it is compelled to disclose and such Holder will exercise reasonable efforts to obtain assurance that confidential treatment will be accorded to that portion of the Confidential Information that is being disclosed, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Note Document or any action or proceeding relating to this Agreement or any other Note Document or the enforcement of rights hereunder or thereunder, or to the extent necessary to respond to public statements or disclosures by the Loan Parties or their Related Persons referring to a Holder or any of their Related Persons in violation of the terms of this Agreement, (f) subject to an agreement containing provisions substantially the same as those of this Section 13.16, to (i) any assignee of or participant in, or any prospective assignee of or participant in, any of its rights and obligations under this Agreement, or (ii) any Holder’s financing sources or prospective financing sources, (g) with the prior written consent of the Company or (h) to the extent consisting of general portfolio information that does not identify the Loan Parties.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective officers hereunto duly authorized as of the date first above written.

Company:

KONATEL, INC., a Delaware corporation

By: /s/ Charles D. Griffin

Name: Charles D. Griffin

Title:   President

[signature pages continue]

[Note Purchase Agreement]

Collateral Agent:

CCUR HOLDINGS, INC.

By: /s/ Igor Volshteyn

Name: Igor Volshteyn

Title: President and CEO

[Note Purchase Agreement]

Purchasers:

CCUR HOLDINGS, INC.

By: /s/ Igor Volshteyn

Name: Igor Volshteyn

Title: President and CEO

ADDRESS:

3800 N. Lamar Blvd.

Suite 200

Austin, TX 78756

Attention: Igor Volshteyn, Matthew Gerritsen

Email:

igor.volshteyn@ccurholdings.com; and matthew.gerritsen@ccurholdings.com

SYMBOLIC LOGIC, INC.

By: /s/Matthew Stecker

Name: Matthew Stecker

Title:

ADDRESS:

9800 Pyramid Court

Englewood CO 99112

Attention: Matthew Stecker, CEO

Email: matthew@symbl.com

[Note Purchase Agreement]

Schedule 1.1(a) – Material Carrier Contracts

1.    TelispireMSA – Dated July 30, 2019 between Telispire PCS and Apeiron Systems Inc.

2.    TelispireSPSA – Dated July 30, 2019 between Telispire PCS and Apeiron Systems inc.

3.    ATT Mobile Services - Control Center – Dated 6/8/18 between AT&T and Apeiron Systems

4.    ATT Master Reseller Agreement – Dated 8/1/17 between AT&T and Konatel, Inc.

5.    Bandwidth MSA – Dated Dec 18, 2015 between Bandwidth.com and Apeiron Systems, Inc.

6.    InteliquentMSA – 9/21/15 between Inteliquent and Apeiron Systems Inc.

7.    PWG Reseller Agreement Apeiron – Dated 2/25/22 between Prepaid Wireless Wholesale(PWW)

and Apeiron Systems, Inc.

8.    PWG Agreement Infiniti Mobile – Dated 11/30/17 between Prepaid Wireless Wholesale and IM

Telecom, Inc.

9.    Verizon Business Wholesale - SIP gateway – Dated 12-13-10 between Verizon Business

Wholesale Services and Apeiron Systems

312     658115.4

Schedule 2.1

Commitments

Purchaser	Notes
CCUR HOLDINGS, INC.	$1,575,000
SYMBOLIC LOGIC, INC.	$1,575,000
Total	$3,150,000

Schedule 6.1 – Existence, Organizational Identification Numbers, Foreign Qualifications, Prior

Names

Loan Party

Entity Type

Jurisdiction

Tax ID #

Organizational

Prior Names

#

KonaTel, Inc.

Corporation

Delaware

80-0973608

SEC file

Dala Petroleum

number 001-

Corp.

10171

Apeiron

Corporation

Nevada

35-2480469

EO263952013-9     KonaTel

Systems, Inc.

Acquisition

Corp.

IM Telecom,

Limited

Oklahoma

45-4507493

3512345862

d/b/a Infiniti

LLC

Liability

Mobile

Company

312     658115.4

Schedule 6.5 – Litigation

None.

312     658115.4

Schedule 6.6 – Compliance with Laws

None.

312     658115.4

Schedule 6.9 – Real Property Interests

1.    Atmore Alabama:

Physical Location of operations:  201 Brookwood Road, Atmore AL.  Atmore AL is the site of our customer service center for inbound / outbound customer service calls.

Landlord:  CEO, Creek Indian Enterprises Development Authority, 100 Brookwood Road,

Atmore, AL (Contact: Tim Manning, COO, 251-368-0819). Customer Service Center site.

2.    Johnstown Pennsylvania:

Physical Location of operations:  112 Lindberg Ave, Johnstown PA.  This is tier 1 and tier 2 customer and technical support for Apeiron Systems

Landlord:  Saint Clement Parish, 114 Lindberg Avenue, Johnstown, PA 15905.  Month to month lease, in process of securing a new location. Staff site.

3.    Plano Texas:

Physical Location of operations:  500 N. Central Expressway, STE 202, Plano TX.  This is the

headquarters and financial center for KonaTel, Apeiron and Infiniti Mobile.

Landlord:  MB 500 NCX Holdings, LLC, 5710 LBJ Freeway, Suite 420, Dallas TX 75240

(Brock Robertson, Manager).  Headquarters for Konatel.

4.    Tulsa, Oklahoma:

Physical Location of operations:  3401 E. Admiral Pl, Tulsa OK – This is the fulfillment center for Infiniti Mobile

Landlord:  Tulsa Properties No. 2, LLC, 1611 South Utica Ave. #268, Tulsa OK 74104.  (Richie

and Sherri Cox).  Month to month lease has expired and currently looking for a new location

312     658115.4

Schedule – 6.10 Taxes

Pennsylvania Sales / Use Tax audit - Per 10Q:

In June of 2021, the Company received an audit determination and assessment from the State of Pennsylvania in respect of an audit of sales and use tax liability for the audit period of January 1, 2016, through September 30, 2019.  The assessment is in the amount of $111,650, including interest and penalties calculated on sales made inside and outside Pennsylvania.  The Company appealed this assessment in August 2021 and at the request of the state, has provided additional information to support its appeal.  The Company's position is that Pennsylvania has no sales tax authority to levy and collect sales tax on sales made in states outside Pennsylvania, and that it will be successful on appeal for a minimum of 93% of the assessment amount.  A potential liability in the amount of $7,000 has been recorded.  The State of Pennsylvania rejected an appeal by the Company.  In response, the Company has engaged representation to further discussions on this matter and maintains the position that Pennsylvania does not have sales tax authority to levy assessments for sales made outside of the state.

312     658115.4

Schedule 6.15 – Subsidiaries

Wholly owned subsidiaries of KonaTel, Inc.:

     KonaTel, Inc., a Nevada corporation

     Apeiron Systems, Inc., a Nevada corporation

     IM

Telecom,

LLC,

an

Oklahoma

limited

liability

company

312     658115.4

Schedule 6.16 – Capitalization

Percentage of

Outstanding

Entity

Equity Holder

Type of Interests

No. of units

Interests

KonaTel, Inc., a Nevada     KonaTel, Inc., a

corporation

Delaware corporation

Common stock

50,000,000

41,615,406

(83.2%)

Apeiron Systems, Inc., a     KonaTel, Inc., a

Membership

Nevada corporation

Delaware corporation

Interests

1,000,000

100% owned by

KonaTel, Inc.

100% of

membership

IM Telecom, LLC, an

KonaTel, Inc., a

Membership

Oklahoma LLC

Delaware corporation

interests

N/A

interests owned

by KonaTel,

Inc.

312     658115.4

Schedule 6.18 – Broker / Finders Fees

None.

312     658115.4

Schedule 6.21(c) – Intellectual Property

ApeironAOSS – Internal System proprietary software – No license.  Owned by Apeiron Systems

Inc.

Back THAT up TM  (www.routerbackup.com)  No registration information – Owned by Apeiron

Systems, Inc.

312     658115.4

Schedule 6.21(d) – Intellectual Property Licenses

None.

312     658115.4

Schedule 6.22 – Potential Conflicts of Interest

None.

312     658115.4

Schedule 6.23 – Specified Licenses

1.    IM compliance plan – National compliance plan authorized by the FCC / no expiration

2.    IM National ETC license – National ETC designation authorized by the FCC / no expiration

3.    IM 9 state ETC licenses (GA, KY, MD, NV, OK, SC, VT, WI, CA) – Each state PUC provides

ETC designation and authorized use in each state.  No expiration dates

4.    IM Wireless licenses – State jurisdictions are authorized by each state and do not expire

5.    IM National ACP authorization – ACP is authorized by the FCC / no expiration

6.    IM 498/499 filing status – Not a license.  This is a filing status allowing for documentation of telecommunications services by state

7.    Apeiron 499 Filer Registration  -Not a license.  This is a filing status allowing for documentation of telecommunications services by state

8.    Konatel 214 License – Authorized by the FCC for international telecommunications services –

does not expire.

9.    ApeironITSP certification – Not a license but allows for IP number plan ordering

10.  Apeiron Wireless certifications - State jurisdictions are authorized by each state and do not expire

312     658115.4

Schedule 6.24 – Debt

Company has a SBA loan that will be paid as part of this closing.  Proof of payment to be given immediately upon payment receipt by the SBA.

312     658115.4

Schedule 6.25 – Material Contracts

See Schedule 1.1(a) for Material Carrier Contracts.

312     658115.4

Schedule 6.26 – Insurance

Insurer

Policy #

Named Insured

Policy Type

Expires/Renews

The Hartford

46 SBA AE4640

Konatel, Inc.

Business Owners

9/1/2022

(Property &

Liability)

The Hartford

46 WBC

Konatel, Inc.

Workers

9/1/2022

AG9XNT

Compensation

Forge

21BF11021540163    Konatel, Inc.

D&O Policy

12/14/2022

Liberty Mutual

999083425

Konatel, Inc.

ERISA (Bond for      12/21/2022

401K)

312     658115.4

Schedule 6.28 – Licenses and Approvals

None.

312     658115.4

Schedule 9.11 – Affiliate Transactions

None.

312     658115.4

Schedule 11.1(j) – Judgments

None.

312     658115.4

EXHIBIT A

THIS    NOTE    WAS    ISSUED    IN    A    PRIVATE    PLACEMENT,    WITHOUT

REGISTRATION   UNDER   THE   SECURITIES   ACT   OF   1933,   AS   AMENDED

(THE  “ACT”)  OR  THE  SECURITIES  LAWS  OF  ANY  STATE,  AND  MAY  NOT

BE  SOLD,  ASSIGNED,  PLEDGED  OR  OTHERWISE  TRANSFERRED  IN  THE

ABSENCE  OF  AN  EFFECTIVE  REGISTRATION  STATEMENT  UNDER  THE

ACT   AND   APPLICABLE   STATE   SECURITIES   LAWS   COVERING   THE

TRANSFER  OR  PURSUANT  TO  AN  APPLICABLE  EXEMPTION  FROM  THE

REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

THE    FOLLOWING    INFORMATION    IS    SUPPLIED    SOLELY    FOR    U.S.

FEDERAL  INCOME TAX PURPOSES. THIS TERM NOTE  WAS ISSUED WITH

ORIGINAL  ISSUE  DISCOUNT  (“OID”)  WITHIN  THE  MEANING  OF  SECTION

1273  OF  THE  INTERNAL  REVENUE  CODE  OF  1986,  AS  AMENDED,  AND

THIS  LEGEND  IS  REQUIRED  BY  SECTION  1275(C)  OF  THE  CODE.  THE

HOLDER  MAY  OBTAIN  INFORMATION  REGARDING  THE  AMOUNT  OF

OID,  THE  ISSUE  PRICE,  THE  ISSUE  DATE  AND  THE  YIELD  TO  MATURITY

RELATING  TO  THE  LOAN  BY  CONTACTING  CHARLES  D.  GRIFFIN,  THE

PRESIDENT  OF  THE  COMPANY  AT  500  N.  CENTRAL  EXPRESSWAY,  SUITE

202, PLANO, TEXAS 75074.

SENIOR SECURED PROMISSORY NOTE

AMOUNT

NOTE DATE

INITIAL MATURITY DATE

$[___________]

June [__], 2022

June [__], 2023

1.

On or before the Initial Maturity Date set forth above, or such later date as may be specified in the Purchase   Agreement   (as   defined   below)   (the   “Maturity  Date”), FOR  VALUE RECEIVED, the undersigned,  Konatel,  Inc.,  a  Delaware  corporation  (“Company”),  promises  to  pay  [CCUR Holdings, Inc.] [Symbolic Logic, Inc.] (“Purchaser”), or its registered assigns (the “Holder”), the principal sum of [_____________]  and  [__]/100  ($_________),  or  so  much  of  said  sum  as  has  been advanced  and  is  then outstanding under this Note, together with interest thereon from time to time as provided herein.

2.

Purchase  Agreement.   This  Note  is  issued  by  the  Company,  on  the  date  hereof,  pursuant  to that certain  Note  Purchase  Agreement  (as  amended,  restated,  supplemented  or  otherwise  modified  from time to  time,  the  “Purchase  Agreement”),  dated  as  of  the  date  hereof,  by  and  among  the  Company, Purchaser and  the  other  persons  from  time  to  time  party  thereto,  and  is  subject  to  the  terms  thereof.   The Holder  is entitled to the benefits of this Note and the Purchase Agreement, as the Purchase Agreement relates to this Note,  and  may  enforce  the  agreements  of  the  Company  contained  herein  and  therein andexercise theremedies provided for hereby  and thereby or otherwise available in respect  hereto and  thereto. Capitalized  terms  used  herein  and  not  defined  herein  have  the  meanings  ascribed  to  such terms  in  the Purchase Agreement.

3.

Interest.   The  Company  promises  to  pay  interest  on  the  sum  of  the  principal  amount  of  this  Note at the aggregate rates and in the manner and times set forth in the Purchase Agreement.

4.

Repayment;  Prepayment.   The  Company  shall  repay  and  may  prepay  the  outstanding  principal amount of this Note as set forth in the Purchase Agreement.

5.

Amendment.    Amendments  and  modifications  of  this  Note  may  be  made  only  in  the  manner provided in the Purchase Agreement.

6.

Suits for Enforcement.

a.    Subject  to  the  terms  and  conditions  of  the  Purchase  Agreement,  upon  the  occurrence  and during  the  continuation  of  any  one  or  more  Events  of  Default,  the  Holder  of  this  Note  may  proceed to protect and enforce its rights hereunder by suit in equity, action at law or by other appropriate proceeding, whether  for  the  specific  performance  of  any  covenant  or  agreement  contained  in this  Note  or in  any  other Note  Document  or  in  aid  of  the  exercise  of  any  power  granted  in  this  Note  or  any  other  Note Document, or may  proceed to enforce the payment  of this Note, or to enforce any other legal or equitable right of the Holder of this Note.

b.    The  Company  shall  pay  all  costs  of  enforcement  of  this  Note  to  the  extent  and  in  the manner set forth in the Purchase Agreement.

7.

Remedies  Cumulative.    No  remedy  conferred  upon  the  Holder  herein  or  in  any  other

Note Document  is  intended  to  be  exclusive  of  any  other  remedy  and  each  and  every  such  remedy shall  be cumulative  and  shall  be in  addition  to  every  other  remedy  given  hereunder,  under  the  Note Documents  or now or hereafter existing at law or in equity or by statute or otherwise.

8.

Transfer.

a.    This  Note  may  be  transferred  or  assigned,  in  whole  or  in  part,  by  the  Holder  at  any  time

subject  to  the  limitations  set  forth  in  the  Purchase  Agreement  and  herein.   The  term  “Holder”  as used herein  shall  also  include  any  transferee  of  this  Note  whose  name  has  been  recorded  by  the Issuer  in  the Note  Register  (as  defined  below).   Each  transferee  of  this  Note  acknowledges  that  this Note has  not  been registered under the Securities Act, and may be transferred only pursuant to an effective registration under the  Securities  Act  or  pursuant  to  an  applicable  exemption  from  the  registration  requirements  of  the Securities Act.

b.    The Company shall maintain a register (the “Note Register”) in its principal office for the purpose of registering this Note and any transfer or partial transfer thereof, which register shall reflect and

identify, at all times, the ownership of record of any  interest in this Note.   Upon the issuance of this Note,

the  Company  shall  record  the  name  and  address  of  Purchaser  in  the  Note  Register  as  the  first Holder.  Upon  the  surrender  for  registration  of  transfer  or  exchange  of  this  Note  as  permitted  under  the Purchase Agreement  at  the  principal  office  of  the Company,  the  Company  shall,  at  its  expense,  execute and  deliver one or more new Notes of like tenor and of a like aggregate principal amount, registered in the name of the Holder  or  a  transferee  or  transferees.    Every  Note  surrendered  for  registration  of transfer  or  exchange shall  be  duly  endorsed,  or  be  accompanied  by  written  instrument  of  transfer  duly  executed  by  the  Holder of such Note or the Holder’s attorney duly authorized in writing.

9.

Replacement  of  Note.   On  receipt  by  the  Company  of  an  affidavit  of  an  authorized  representative of the Holder stating the circumstances of the loss, theft, destruction or mutilation of this Note (and in the case  of  any  such  mutilation,  on  surrender  and  cancellation  of  such  Note),  the  Company  will  promptly execute and deliver, in lieu thereof, a new Note of like tenor; provided, however, the Holder must provide a reasonable indemnity agreement in connection with any such replacement.

10.

Covenants   Bind   Successors   and   Assigns.      All   the   covenants,   stipulations,   promises   and

agreements  in  this  Note  contained  by  or  on  behalf  of  the  Company  shall  bind  its  successors  and  assigns,

whether so expressed or not.

2

11.

Notices.   All  notices,  demands  and  other  communications  provided  for  or  permitted  hereunder shall  be  made  in  writing  and  shall  be  by  registered  or  certified  first-class  mail,  return  receipt  requested, telecopier  (with  receipt  confirmed),  courier  service  or  personal  delivery  at  the  addresses  specified  in Section 13.2 of the Purchase Agreement.

12.

GOVERNING  LAW.   THIS  AGREEMENT  SHALL  BE  GOVERNED  BY,  CONSTRUED IN ACCORDANCE  WITH,  AND  ENFORCED  UNDER,  THE  LAWS  OF  THE  STATE  OF  NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW OF SUCH STATE.

13.

Severability.   If  any  one  or  more  of  the  provisions  contained  herein,  or  the  application  thereof  in any  circumstance,  is  held  invalid,  illegal  or  unenforceable  in  any  respect  for  any  reason,  the  validity,

legality  and  enforceability  of  any  such  provision  in  every  other  respect  and  of  the  remaining  provisions hereof  shall  not  be  in  any  way  impaired,  unless  the  provisions  held  invalid,  illegal  or  unenforceable  shall substantially impair the benefits of the remaining provisions hereof.

14.

Headings.   The  headings  in  this  Note  are  for  convenience  of  reference  only  and  shall  not  limit  or otherwise affect the meaning hereof.

[Signature Page Follows]

3

This Senior Secured Promissory Note is dated and shall be effective as of the date set forth above.

KONATEL, INC., as the Company

By:

Name:

Title:

[Signature Page to Senior Secured Promissory Note]

EXHIBIT B

FORM OF BUDGET AND COMPLIANCE CERTIFICATE

[ • ], 202[●]

The  undersigned,  in  [his/her/their]  capacity  as  the  duly  appointed  [Title]  of  Konatel,  Inc.,  a

Delaware   corporation   (the   “Company”)   delivers   this   certificate   to   the   Collateral   Agent   in

accordance with the terms of Section 8.1(l) of that certain Note Purchase Agreement, dated as of

June   [   •  ],   2022   (as   amended,   restated,  amended  and  restated,   supplemented   or   otherwise

modified  from  time  to  time,  the  “Purchase  Agreement”),  by  and  among  the  Company,  the

Purchasers  from  time  to  time  party  thereto,  and  CCUR  Holdings,  Inc.,  as  Collateral  Agent  (in

such  capacity,  together  with  its  successors  and  assigns,  “Collateral  Agent”).   Capitalized  terms

used  herein  but  not  otherwise  defined  shall  have  the  meaning  ascribed  to  such  terms  in  the

Purchase  Agreement.   The  undersigned  hereby  certifies,  in  [his/her/their]  capacity  as  the  duly appointed  [Title]  of  the  Company,  and  not  in  [his/her/their]  individual  capacity,  on  behalf  of  the

Loan Parties that:

1.

The  Budget  attached  as  Annex  A  (the  “Budget”)  hereto  fairly  presents,  in  all material  respects,  the  revenue,  income  statement  and  cash  flow  budgets  and  projections  of

Company  and  its  Subsidiaries  for  the  four  fiscal  quarter  period  beginning  on  __________,  20__.

The  Budget  has  been  prepared  by  management  of  the  Company  in  good  faith  based  upon

reasonable  assumptions  consistent  with  GAAP   and   the   Company’s   customary   practices,   in

accordance with the Purchase Agreement.

2.

As  of  the  last  day  of  the  fiscal  quarter  ended  _________.  20__.  Working  Capital for the Loan Parties, on a consolidated basis, is ___________.  The Loan Parties [are / are not] in compliance  with  the  applicable  covenants  contained  in  Section  8.16  of  the  Purchase  Agreement,

as demonstrated on Annex B hereof.

3.

Attached  hereto  as  Annex  C  is  a  schedule  of  the  Material  Contracts  of  the  Loan

Parties  pursuant  to  Section  6.25  of  the  Purchase  Agreement,  as  of  the  last  day  of  the  fiscal quarter ended ___________, 20__.1

4.

No  Default  or  Event  of  Default  has  occurred  prior  to  the  date  hereof,  other  than:

_________ [if none, so state].

1

Revised Schedule 6.25 to indicate new contracts and any contracts that were removed from the prior iteration.

KONATEL, INC.

By:

Name:

Title:

[Signature Page – Budget and Compliance Certificate]

ANNEX A TO

BUDGET AND COMPLIANCE CERTIFICATE

BUDGET

FOR THE FOUR FISCAL QUARTER PERIOD BEGINNING [mm/dd/yy].

See attached.

ANNEX A

ANNEX B TO

BUDGET AND COMPLIANCE CERTIFICATE

WORKING CAPITAL CALCULATION

FOR THE FISCAL QUARTER ENDED [mm/dd/yy].

Working Capital (with respect to the Loan Parties) is defined as follows:

1.   The sum of:

(A) current assets (other than Cash and amounts due from

related parties), plus

$______________

(B) unbilled revenue and deferred costs; less

$______________

(C) current liabilities (other than amounts due to related parties,

lines of credit with related parties, notes payable and liabilities

arising from the Obligations under the Purchase Agreement), less     $______________

(D) deferred revenue.

$______________

2.   Sum of Lines 1(A) through 1(D):

$______________

ANNEX B

ANNEX C TO

BUDGET AND COMPLIANCE CERTIFICATE

MATERIAL CONTRACTS

[To be provided]

ANNEX C